UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities and Exchange Act of 1934
(Amendment No.     )

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Filed by a party other than the Registrant [  ]

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[   ] Preliminary Proxy Statement
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[   ] Soliciting Material under Sec. 240.14a-12

SBT Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 10, 2011

To the Shareholders of SBT Bancorp, Inc.:

           Notice is hereby given that the Annual Meeting of Shareholders of SBT Bancorp, Inc. will be held at the main office of the Company’s subsidiary, The Simsbury Bank & Trust Company, Inc., 981 Hopmeadow Street, Simsbury, Connecticut on Tuesday, May 10, 2011 at 5:00 p.m., local time.  At the meeting, the shareholders will consider and vote upon the following matters:

1.	The election of four Class III directors for a term expiring at the 2014 Annual Meeting;

2.	The approval of the SBT Bancorp, Inc. 2011 Stock Award and Option Plan;

3.	The ratification of the appointment of Shatswell, MacLeod & Co., P.C., certified public accountants, as independent auditors for SBT Bancorp, Inc. for the fiscal year ending December 31, 2011;

4.	The non-binding approval of the compensation of SBT Bancorp, Inc.’s named executive officers as determined by the Compensation and Human Resources Committee; and

5.	The transaction of such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

           Only shareholders of record at the close of business on March 11, 2011 are entitled to notice of and to vote at the Annual Meeting and any and all adjournments or postponements thereof.

           IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING. WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS OF RECORD WHO ATTEND THE MEETING MAY REVOKE THEIR PROXY AND VOTE IN PERSON.

BY ORDER OF THE BOARD OF DIRECTORS

/s/

Simsbury, Connecticut	Gary R. Kevorkian,
April 11, 2011	Secretary

[THIS PAGE INTENTIONALLY LEFT BLANK]

SBT BANCORP, INC.
760 Hopmeadow Street
P.O. Box 248
Simsbury, CT 06070-0248
(860) 408-5493

PROXY STATEMENT OF SBT BANCORP, INC. FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 10, 2011

           This Proxy Statement is furnished to shareholders of common stock of SBT Bancorp, Inc. (the “Company” or “we”) in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board”) for use at the Annual Meeting of Shareholders of the Company to be held at the main office of the Company’s subsidiary, The Simsbury Bank & Trust Company, Inc. (the “Bank”), 981 Hopmeadow Street, Simsbury, Connecticut, at 5:00 p.m. on May 10, 2011, and any and all adjournments or postponements thereof (the “2011 Annual Meeting”).

           This Proxy Statement, the Notice of the 2011 Annual Meeting, the enclosed form of proxy and the Annual Report to Shareholders for the year ending December 31, 2010 for SBT Bancorp, Inc. (the “Annual Report”) are first being mailed to shareholders of our common stock on or about April 11, 2011.  We will, upon written request and without charge, furnish you with additional copies of the Annual Report.  Please address all such requests to us by mail to SBT Bancorp, Inc., Attention: Gary R. Kevorkian, at the above address.  The principal executive offices of the Company are located at 760 Hopmeadow Street, P.O. Box 248, Simsbury, Connecticut 06070-0248 (telephone number (860) 408-5493).

INFORMATION ABOUT SOLICITATION AND VOTING

           A shareholder of record of the common stock who executes the enclosed form of proxy may revoke it at any time before it is voted by written notice of such revocation or a duly executed proxy bearing a later date delivered to the Secretary of the Company at the address set forth above or by attending the 2011 Annual Meeting and revoking the proxy at such time.  Attendance at the 2011 Annual Meeting will not itself revoke a proxy.  Shares represented by properly executed proxies will be voted at the 2011 Annual Meeting in accordance with the specifications thereon.  Shareholders of record of the common stock who are present at the 2011 Annual Meeting may vote by ballot.

           The expense of soliciting proxies in favor of the Company’s proposals will be borne by the Company.  In addition to solicitation of proxies by mail, proxies may also be solicited by telephone or personal contact by employees and/or directors of the Company who will not receive additional compensation therefor.

           Only shareholders of record of the Company’s common stock at the close of business on March 11, 2011 (the “Record Date”) are entitled to notice and to vote at the 2011 Annual Meeting.  On the Record Date, there were 864,976 outstanding shares of the Company’s common stock, no par value (the “Company common stock”).  Each share of common stock is entitled to one vote.  The presence, in person or by proxy, of a majority of the issued and outstanding shares of common stock on the Record Date, or 432,489 shares, is necessary to constitute a quorum at the 2011 Annual Meeting.  Abstentions and broker non-votes are counted as present for establishing a quorum.  When a record holder (e.g., a bank or brokerage firm) holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because the beneficial owner has not provided voting instructions, this is referred to as a “broker non-vote.”

           If the shares you own are held in “street name” by a bank or brokerage firm, your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions.  In order to vote your shares, you will need to follow the directions your bank or brokerage firm provides you.

           If your shares are held in “street name,” you must bring an account statement or letter from your brokerage firm or bank showing that you are the beneficial owner of the shares as of the record date in order to be admitted to the Annual Meeting.  To be able to vote your shares held in street name at the Annual Meeting, you will need to obtain a proxy card from the holder of record.

           With respect to the proposals at the 2011 Annual Meeting concerning the approval of the appointment of the Company’s independent auditors, your broker is entitled to use its discretion in voting your shares, even if you do not give your broker instructions as to how to vote.

Directors will be elected by a plurality of the votes cast at the 2011 Annual Meeting.  Thus, an abstention or a broker “non-vote” will have no effect on the outcome of the vote on election of directors at the meeting.  The SBT Bancorp, Inc. 2011 Stock Award and Option Plan will be approved if a majority of the votes cast are FOR the proposal.  Abstentions and broker “non-votes” will have no impact on the approval of the SBT Bancorp, Inc. 2011 Stock Award and Option Plan.  The ratification of the appointment of Shatswell, MacLeod & Co., P.C. will be approved if a majority of the votes cast are FOR the proposal.  Abstentions and broker “non-votes” will have no impact on the ratification of Shatswell, MacLeod & Co., P.C.  The non-binding proposal regarding the compensation of our named executive officers will be approved if a majority of the votes cast are FOR the proposal.  Abstentions and broker “non-votes” will have no impact on the approval of this advisory proposal.

           The votes will be counted, tabulated and certified by Gary R. Kevorkian and George B. Odlum, Jr., DMD.  Each proxy received will be voted as directed.  However, if no direction is indicated, the proxy will be voted: in Item 1 FOR the election to the Board of Directors of the four Class III director nominees; in Item 2 FOR the approval of the SBT Bancorp, Inc. 2011 Stock Award and Option Plan; in Item 3 FOR the ratification of Shatswell, MacLeod & Co., P.C. as independent auditors; in Item 4 FOR the non-binding approval of the compensation of the Company’s named executive officers as determined by the Compensation and Human Resources Committee; and on such other matters as may properly come before the 2011 Annual Meeting in such manner as the persons so named in the proxy shall decide.

           We will report the voting results in a current report on Form 8-K, which we expect to file with the Securities and Exchange Commission, within four business days of the date of the Annual Meeting (i.e., on or before May 16, 2011).

           If you have any questions about the 2011 Annual Meeting or your ownership of our common stock, please contact Gary R. Kevorkian, our corporate secretary, by mail at SBT Bancorp, Inc., Attention:  Gary R. Kevorkian, Secretary, 760 Hopmeadow Street, P.O. Box 248, Simsbury, Connecticut 06070-0248, or by email to Mr. Kevorkian’s attention at sbtinfo@simsburybank.com.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 10, 2011

Under rules adopted by the Securities and Exchange Commission, we are furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to our shareholders.  The following proxy materials are available at http://www.simsburybank.com/aboutus-shareholders.php:

•	Notice of Annual Meeting of Shareholders to be held May 10, 2011; and

•	Proxy Statement for the Annual Meeting of Shareholders to be held May 10, 2011; and

•	Annual Report for 2010.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

           The following table sets forth certain information with respect to the beneficial ownership of the common stock of the Company as of March 18, 2011 by (i) each director and nominee for director of the Company, (ii) named executive officers, (iii) all directors and executive officers as a group and (iv) shareholders of record who beneficially own five percent or more of the Company’s common stock.  Except as indicated by footnote, the persons named in the table have sole voting and investment powers with respect to all shares shown as beneficially owned by them.  All persons listed are directors of both the Company and the Bank unless noted otherwise.  All directors and executive officers can receive mail in care of SBT Bancorp, Inc., 760 Hopmeadow Street, P.O. Box 248, Simsbury, CT 06070.  The addresses of the shareholders of record who beneficially own five percent or more of the Company’s common stock are listed below their respective names in the following table.

Name of Beneficial Owner	Amount and Nature Of Beneficial Ownership		Percent Of Class

Directors and Executive Officers
Robert J. Bogino, Chairman	27,572	(1)	3.2%
James T. Fleming, Director	517		*
Martin J. Geitz, President, Chief Executive Officer and Director	32,064	(2)	3.6%
Edward J. Guarco, Director	12,783	(3)	1.5%
Gary R. Kevorkian, Director	16,919	(4)	2.0%
Jerry W. Long, Director	0		*
Nicholas B. Mason, Director	2,326		*
George B. Odlum, Jr., DMD, Director	13,581	(5)	1.6%
Rodney R. Reynolds, Director	4,822	(6)	*
David W. Sessions, Vice Chairman	15,736	(7)	1.8%
Penny R. Woodford, Director	2,262	(8)	*
Anthony F. Bisceglio, Executive Vice President, Chief Financial Officer and Treasurer	3,200		*
Michael T. Sheahan, Senior Vice President and Chief Mortgage & Consumer Lending Officer	0		*

All directors and executive officers as a group (15 persons)	131,782	(9)	14.9%

Principal Shareholders

Friedlander & Co., Inc. Theodore Friedlander III 322 East Michigan Street, Suite 250 Milwaukee, WI 53202	55,800	(10)	6.5%

Banc Fund VI LP Banc Fund VII LP Banc Fund VIII LP 20 North Wacker Drive Suite 3300 Chicago, IL 60606	58,969	(11)	6.8%
____________________________
* Less than 1%

(1)
Includes 6,600 shares owned jointly with Mr. Bogino’s spouse, 822 shares held in a trust of which Mr. Bogino serves as trustee, 2,084 shares in trusts for two of his children for which Mr. Bogino serves as the trustee and 11,500 shares owned by his spouse.  Mr. Bogino disclaims beneficial ownership of the shares beneficially owned by his spouse.

(2)	Includes 21,000 shares which may be acquired within 60 days through the exercise of stock options.

(3)
Includes 1,200 shares owned jointly with Mr. Guarco’s spouse, 600 shares held by both Mr. and Mrs. Guarco as custodians for their daughter, 6,083 shares held by Mr. Guarco and two family members as joint tenants with right of survivorship, and 4,900 shares held by a limited liability company in which Mr. Guarco and two family members each own one-third of the membership interest.

(4)	Includes 9,581 shares held in trusts for which Mr. Kevorkian is trustee, including 970 shares in a trust for Mr. Kevorkian’s spouse.

(5)	Includes 3,550 shares owned by Dr. Odlum’s spouse. Dr. Odlum disclaims beneficial ownership of the shares beneficially owned by his spouse.

(6)
Includes 2,500 shares owned by the Reynolds Family, LLC, of which Mr. Reynolds and his spouse own approximately 37% of the membership interest with the balance of the membership interest owned by their children.  Mr. Reynolds and his spouse are co-managers of the Reynolds Family, LLC.

(7)
Includes 1,564 shares owned jointly with Mr. Sessions’s spouse, 1,357 shares owned by a private corporation owned by Mr. Sessions and his siblings and 2,252 shares owned by his children.  Mr. Sessions disclaims beneficial ownership of the shares beneficially owned by his children.

(8)	Includes 1,660 shares owned jointly with Ms. Woodford’s spouse.

(9)	Includes 21,000 in shares which directors and executive officers may acquire beneficial ownership within 60 days through the exercise of stock options.

(10)
Consists of 55,800 shares in which Friedlander & Co., Inc. (“Friedlander & Co.”) reports beneficial ownership as a result of having sole dispositive power over such shares and is based on information set forth in a Schedule 13G/A filed jointly on February 9, 2011 by Friedlander & Co. and Theodore Friedlander III.  The 55,800 shares include 3,700 shares in which Theodore Friedlander III reports beneficial ownership as a result of having sole voting power.  Mr. Friedlander is a controlling person of Friedlander & Co. and as such may be deemed to beneficially own the shares of common stock of the Company beneficially owned by Friedlander & Co.  Mr. Friedlander beneficially owns less than 1% of the shares held by Friedlander & Co. and disclaims beneficial ownership of all other shares held by Friedlander & Co.

(11)
Consists of 10,750 shares owned by Banc Fund VI L.P. (“BF VI”), 39,456 shares owned by Banc Fund VII L.P. (“BF VII”) and 8,763 shares owned by Banc Fund VIII L.P. (“BF VIII”) and is based on information set forth in a Schedule 13G filed jointly on February 11, 2011 by BF VI, BF VII and BF VIII.  The general partner of BF VI is MidBanc VI L.P. (“MidBanc VI”), whose principal business is to be a general partner of BF VI.  The general partner of BF VII is MidBanc VII L.P. (“MidBanc VII”), whose principal business is to be a general partner of BF VII.  The general partner of BF VIII is MidBanc VIII L.P. (“MidBanc VIII”), whose principal business is to be a general partner of BF VIII.  MidBanc VI, MidBanc VII, and MidBanc VIII are Illinois limited partnerships.  The general partner of MidBanc VI, MidBanc VII, and MidBanc VIII is The Banc Funds Company, L.L.C., (“TBFC”), whose principal business is to be a general partner of MidBanc VI, MidBanc VII, and MidBanc VIII.  TBFC is an Illinois corporation whose principal shareholder is Charles J. Moore.  Mr. Moore has been the manager of BF VI, BF VII, and BF VIII, since their respective inceptions.  As manager, Mr. Moore has voting and dispositive power over the securities of the Company held by each of those entities.  As the controlling member of TBFC, Mr. Moore will control TBFC, and therefore each of the Partnership entities directly and indirectly controlled by TBFC.

DISCUSSION OF PROPOSALS

ITEM 1

ELECTION OF DIRECTORS

As of the date of this Proxy Statement, the Company’s Certificate of Incorporation provides that the Board of Directors shall be divided into three classes, as nearly equal in number as possible, with each class having a three-year term.  The size of the Board is currently set at 11 directors comprised as follows:  three Class I directors, four Class II directors and four Class III directors.  There are presently 11 persons serving as directors of the Company.  Proxies solicited from shareholders cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement.

The terms of the classes are staggered so that the term of a class expires at each annual meeting of the Company.  The terms of the four incumbent Class III directors expire at the 2011 Annual Meeting.

           At a meeting held on February 16, 2011 the Board of Directors voted unanimously to recommend the following four persons for election to the Board of Directors with terms expiring on the dates set forth below:

Nominee	Class	Term Expiration
Robert J. Bogino	Class III	2014 Annual Meeting of Shareholders
Nicholas B. Mason	Class III	2014 Annual Meeting of Shareholders
Rodney R. Reynolds	Class III	2014 Annual Meeting of Shareholders
David W. Sessions	Class III	2014 Annual Meeting of Shareholders

           Nominees Bogino, Mason, Reynolds and Sessions each currently serve as a director of the Company and are nominated to serve for his term and until his successor is elected and qualified.  Nominees Bogino, Reynolds and Sessions were last elected as Class III directors in 2008.  Nominee Mason was elected as a Class III director by the Board of Directors on March 16, 2011.  At the time of his election, nominee Mason was serving as a director of the Bank, a position that he has held since September 16, 2010.  In the event that any of the nominees become unable to serve, an event which the Board does not expect, the shares represented by proxy may be voted for a substitute nominee to be designated by the Board or a committee thereof, unless the proxy withholds authority to vote for all nominees.

           If a quorum is present at the 2011 Annual Meeting, the election of directors will require the affirmative vote of a plurality of the votes cast.  Abstentions by shareholders and broker non-votes with respect to the election of directors will not be included in determining whether nominees have received the vote of such plurality.  Certain information about the business experience of the director nominees, including their service as directors of other corporations, is listed below. References to terms of service as a director or officer of the Company include service as a director or officer of the Bank prior to the date of the holding company reorganization on March 2, 2006.

Director Nominees, Class III

Robert J. Bogino (68) - Mr. Bogino is the Chairman of the Company and the Bank and has been a director of the Company since 1994.  Mr. Bogino served as the Company’s Vice Chairman from 2005 to 2010 and Secretary from 2002 to 2005.  He currently serves as Chairman of the Executive Committee and the Corporate Governance Committee.  He was the President, Treasurer and co-owner of Bogino & DeMaria, Inc. in Avon, Connecticut, an insurance agency of which he was a founder in 1972.  As Treasurer of Bogino & DeMaria, Inc., he was responsible for all financial and accounting matters including monthly financial statement preparation and analysis, coordination with outside accounting firm for the preparation and filing of local, State and Federal tax returns and annual corporate financial statements.  In 2003, he became a Vice President of the Watson Group, an insurance agency in Wethersfield until his retirement in 2004.  Mr. Bogino received an MBA in Finance from Columbia University Graduate School of Business.  Mr. Bogino brings his many years of business ownership, management and insurance expertise to the Board.

Rodney R. Reynolds (71) - Mr. Reynolds has served as a director of the Company since 2007.  He was a co-founder of Equistrides Therapeutic Riding Center, Inc., a not-for-profit organization that provided services to people with disabilities, and served as co-manager and trustee of that organization from 2000 to 2006.  Mr. Reynolds served as a director of the Trust Company of Connecticut, an investment management and trust services company, from 1990 to 2005.  Mr. Reynolds was self-employed as a commercial real estate developer and owner/manager of real estate from 1984 to 2006.  Mr. Reynolds’s experience in trust services, investment experience and the real estate market is valuable to the Board.

Nicholas B. Mason (66) - Mr. Mason has been a director of the Company since March 2011 and a director of the Bank since 2010.  He is the retired Chief Financial Officer of Savings Bank of Manchester, a position he held from 1988 until 2000, where he directed and managed the financial, treasury, accounting and audit functions of that bank.  Prior to that, he worked for eight years at the Hartford Insurance Group in property casualty, accounting and information management.  He also spent four years at the Travelers Insurance Company in the Life Insurance Department and seven years at Hartford National Bank in strategic planning.  Mr. Mason is President of the Farmington Valley Visiting Nurse Association and Treasurer of Simsbury Community Television and the Old Drake Hill Flower Bridge.  He also serves as an elected member of the Town of Simsbury Board of Finance.  In addition, he was a founding director of Bankers’ Bank Northeast in Glastonbury, CT.  Mr. Mason’s experience as a former senior bank executive officer and his experience as a financial professional provide insight into analysis of bank financial statements, regulatory reporting, budgeting, business and strategic planning, investment management and audit administration.  Mr. Mason obtained a B.A. in Economics from Dartmouth College, an MBA in Finance from Columbia University Graduate School of Business, and an M.A. in Economics from the University of Hartford Graduate School of Business.

David W. Sessions (60) - Mr. Sessions is the Vice Chairman of the Company and the Bank and has been a director of the Company since 1992.  He is President and Treasurer of the Casle Corporation, headquartered in Avon, Connecticut, a commercial design-build development and construction company which he co-founded in 1981.  He is Chairman of the Architectural Review Committee of the Town of New Hartford, a member of the New Hartford Democratic Town Committee and a former member of the Board of Finance of the Town of New Hartford.  Mr. Sessions has many years of experience as a business owner and real estate developer and brings important managerial, operational and current real estate knowledge to the Board.

INFORMATION ABOUT OUR DIRECTORS

           Certain information about the business experience of the remaining incumbent directors and the non-director officers of the Company, including their service as directors of other companies, is listed below. References to terms of service as a director or officer of the Company include service as a director or officer of the Bank prior to the date of the holding company reorganization on March 2, 2006.

Class I Directors, Terms Expiring at the 2012 Annual Meeting of Shareholders

James T. Fleming (55) - Mr. Fleming has been a director of the Company since 1992.  He is currently the President of the Connecticut Automotive Retailers Association, Inc. (CARA, Inc.), which position he has held since March 2008.  He also serves as the Secretary and Treasurer of the Greater Hartford Automobile Dealer’s Association Foundation, a not-for-profit organization, and is the former Executive Secretary of the GHADA Association, which was merged with CARA, Inc. in 2010.  Mr. Fleming is a former member of the Governors’ Cabinet of the State of Connecticut, serving from 2007 to 2008 as a Commissioner of the Department of Public Utility Control, serving from 2003 to 2007 as Commissioner of the Department of Public Works, and serving from 1999 to 2003 as Commissioner of Consumer Protection. He is the former Majority Leader of the Connecticut State Senate.  He is a member of the Simsbury Charter Revision Commission and is also a director of the Simsbury Cemetery Association, Vice President of the Simsbury Volunteer Fire District and was a corporator of Saint Francis Hospital.  Mr. Fleming holds a B.A. from The Eisenhower College of Rochester Institute of Technology and an MA from Trinity College.  Mr. Fleming brings important managerial, operational and organizational skills and expertise to the Board from his many years of public sector service.

Edward J. Guarco (57) - Mr. Guarco has been a director of the Company since 1998.  He is a Vice President of State Line Oil in Granby, Connecticut, where he has been employed since 1976.  He also serves as Vice President of the Independent Connecticut Petroleum Association and as a board member of the Granby Development Commission and the Granby Chamber of Commerce.  In his role with State Line Oil, Mr. Guarco brings many years of small business management, operational and organizational experience to the Board.

Penny R. Woodford (66) - Ms. Woodford has been a director of the Company since 1992.  She is a real estate agent with the Coldwell Banker Residential Brokerage, which position she has held since 2003.  Prior to that, she was a real estate agent with DeWolf Companies from 1996 to 2003 and with Westledge Real Estate from 1983 to 1996.  She is Chairperson of the Nominating Committee of the Avon Republican Town Committee.  In her role as a top real estate salesperson in the Company’s market, Ms. Woodford brings valuable current real estate market insight and a large business network to the Board.

Class II Directors, Terms Expiring at the 2013 Annual Meeting of Shareholders

Martin J. Geitz (54) - Mr. Geitz is the President and Chief Executive Officer of the Company and the Bank and has held these positions since 2004.  He has been a member of the Board since 2005.  He brings almost 30 years of senior management experience, including a lengthy career with Fleet Bank, to the Company.  He is Chairman of the Board of the Hartford Economic Development Corporation, a not-for-profit organization, a Trustee of each of McLean Fund and the Simsbury Free Library, and a board member of the Bloomfield Chamber of Commerce and the Charter Oak State College Foundation.  Mr. Geitz holds a B.A. from Johns Hopkins University and an MBA from Cornell University.  Mr. Geitz’s extensive experience in banking and his leadership ability make him a valuable member of the Board.

Gary R. Kevorkian (57) - Mr. Kevorkian has been the Secretary of the Company since 2007 and a director of the Company since 1994.  Mr. Kevorkian serves as Chairman of the Compensation and Human Resources Committee.  He is an attorney-at-law and has maintained his own practice in Granby, Connecticut since 1981.  In his practice, he specializes in real estate, trusts and estates.  As an attorney and business owner, he brings his legal and financial insight to the Board.  Mr. Kevorkian is not an employee of the Company and is not compensated for his service as the Company’s Secretary.

Jerry W. Long (59) – Mr. Long has been a director of the Bank since January 2010 and a director of both the Bank and the Company since May 2010.  He has been the President and CEO of PCC Technology, LLC, an information technology consulting firm, since 1994.  Mr. Long is a board member of the Connecticut Business & Industry Association, a Vice Chairman of Charter Oak State College Board of Trustees, a director for Hartford Youth Scholars Foundation and Chairman of the Bloomfield Economic Development Commission.  He is past president of the Bloomfield, Connecticut Chamber of Commerce and a member of the Rotary Club of Bloomfield.  Mr. Long’s many years of business ownership and managerial and technology experience are valuable to the Board.

George B. Odlum, Jr., DMD (71) - Dr. Odlum has been a director of the Company since 1992 and formerly served as the Company’s Secretary.  He serves as Chairman of the Audit & Compliance Committee.  Dr. Odlum was a family practice dentist in Simsbury, Connecticut, where he practiced dentistry from 1968 until his retirement in 2007.  He served on the Board of Trustees of The Society for Savings, a mutual savings bank, from 1980 to 1982 and on the Board of Directors of The Village Water Company of Simsbury, a public utility, from 1972 to 1995.  At the end of his tenure, The Village Water Company of Simsbury was acquired by Aquarion Water Company of Connecticut.  Dr. Odlum also serves as a director of the Farmington Valley Visiting Nurse Association.  Dr. Odlum’s experience on other company boards, including as President of the Simsbury Chamber of Commerce from 1972 to 1974 and various Town of Simsbury commissions, brings valuable managerial experience and local knowledge of our primary market area to the Board.  Dr. Odlum obtained his B.S. from Trinity College and his DMD from Tufts University School of Dentistry.

Non-Director Executive Officers

Anthony F. Bisceglio (63) – Mr. Bisceglio is Executive Vice President of the Company and the Bank, positions he has held since January 2005, as well as Chief Financial Officer and Treasurer of the Company and the Bank, which positions he has held since 1995.  Prior to joining the Bank in 1995, Mr. Bisceglio was Vice President and Group Financial Officer of Shawmut National Corporation and Chief Financial Officer of Shawmut Bank of Rhode Island.  He is also on the Connecticut Bankers Association’s Management Development Committee, serves on the Economic Policy Survey Panel of the National Association for Business Economics and is a member of the American Finance Association.  He is a past board member of the Financial Managers Society and past Chairman of its Strategic Issues Council.

Michael T. Sheahan (51) – Mr. Sheahan is a Senior Vice President and Chief Mortgage and Consumer Lending Officer, which positions he has held since 2009.  Prior to joining the Bank, he served as the Mortgage Lending Division Head at Webster Financial where he was employed from 2000 to 2009 and prior to that, he had a lengthy career in mortgage and consumer financial services and online services with Shawmut Bank, Meca Software, and Centerbank Mortgage.  Mr. Sheahan holds a CPA designation.

Howard R. Zern (64) – Mr. Zern is Senior Vice President and Chief Retail Banking, IT & Deposit Operations Officer of the Bank, which positions he has held since 2008.  Prior to joining the Bank, he was an Executive Vice President of Bank of America, from which he retired in 2005.  Mr. Zern is a director of Stony Brook University Alumni Association and formerly Vice Chairman of TheaterWorks, Treasurer of the Artists Collective in Hartford and Chairman of the Urban League of Greater Hartford.  Mr. Zern holds a BA from the State University of New York at Stony Brook.

Michael L. Alberts (52) – Mr. Alberts is Senior Vice President and Chief Commercial Banking Officer of the Bank, which positions he has held since 2011.  Prior to these positions, Mr. Alberts was a Vice President and Commercial Relationship Manager at the Bank since 2009.  Prior to joining the Bank, Mr. Alberts was Senior Vice President and Senior Commercial Loan Officer with Putnam Bank from 2007 to 2009.  Prior to that, he was a Vice President with Savings Institute Bank & Trust Company from 2004 to 2007.  He was also a principal of Woodstock Financial Group, LLC and held several management positions with Fleet Bank.  Mr. Alberts was awarded his Certified Financial Planner® license in 2000.  Since 2005, he has been the State Representative for Connecticut’s 50th Assembly District and currently serves as the Ranking Member of the Banks Committee.  Mr. Alberts holds undergraduate and graduate degrees from the University of Connecticut, including a Master’s Degree in Business Administration.

Audit and Compliance Committee Financial Expert

The Board has determined that the Company currently has at least one audit committee financial expert serving on its Audit and Compliance Committee.  That person was Robert J. Bogino for all of 2010 and through March 16, 2011, at which time Nicholas B. Mason was determined to be the audit committee financial expert upon his election to the Board and the Audit and Compliance Committee.  Each of Mr. Bogino and Mr. Mason is “independent,” as that term is defined in Rule 5605 of the NASDAQ listing standards.

Independence of Directors and Director Nominees

           The following directors and director nominees are independent in accordance with Rule 5605 of the NASDAQ listing standards:  Robert J. Bogino, James T. Fleming, Edward J. Guarco, Gary R. Kevorkian, Jerry W. Long, Nicholas B. Mason, George B. Odlum, Jr., DMD, David W. Sessions, Rodney R. Reynolds and Penny R. Woodford.

Board Leadership Structure and the Board’s Role in Risk Oversight

The Company has an independent Chairman separate from the Chief Executive Officer.  The Board believes it is important to have an independent director in a board leadership position at all times.  The Company’s Chairman provides independent leadership of the Board.  Having an independent Chairman enables non-management directors to raise issues and concerns for Board consideration without immediately involving management.  The Chairman also serves as a liaison between the Board and senior management.  The Board has determined that this structure of having an independent Chairman separate from the Chief Executive Officer is the most appropriate structure for the Company.

Risk management at the Company is the process for identifying, measuring, controlling and monitoring risk across the enterprise given its business as a financial institution.  Risk management crosses all functions and employees and is embedded in all aspects of planning and performance measurement.  Systems, information and timely reporting enable the Company to quickly adapt to early warning signs.

The Board is responsible for oversight of the Company’s enterprise risk framework.  The Board has delegated primary responsibility to the Executive Committee for overseeing financial, investment and operational risk exposures, to the Audit and Compliance Committee for overseeing regulatory and legal risk, to the Loan Committee of the Bank for overseeing credit risk, and to the Compensation and Human Resources Committee for oversight of risk related to management and staff.  These Committees report to the full Board to ensure the Company’s overall risk exposures are understood, including risk interrelationships.  Risk reports are provided at Committee and Board meetings and the Board regularly engages in discussions of these risk reports and risk management.  The Board also oversees reputational risk.

Board Committees

The Board of Directors presently has four standing committees – the Audit and Compliance Committee, the Corporate Governance Committee, the Executive Committee and the Compensation and Human Resources Committee.  A fifth committee, the Investment Services Committee, was discontinued on December 15, 2010, at which time the Executive Committee assumed the responsibilities of the Investment Services Committee.

           Audit and Compliance Committee of the Company.  The Audit and Compliance Committee has oversight responsibility for and reviews all financial and other reports provided by the Company’s independent auditors and the Company’s internal audit firm.  The Audit and Compliance Committee evaluates and selects the independent auditor subject to shareholder ratification.  The Audit and Compliance Committee, in its meetings with the Company’s auditors, discusses and approves the audit and compliance scope and reviews all audit findings.  The members of the Audit and Compliance Committee are Messrs. Odlum (Chair), Bogino (for all of 2010 and until March 2011), Fleming, Guarco, Mason (since March 2011), Lincoln S. Young (until his retirement from the Board in November 2010) and Ms. Woodford.  All members of the Audit and Compliance Committee are independent in accordance with Rule 5605 of the NASDAQ listing standards.  The Audit and Compliance Committee operates pursuant to a written charter adopted by the Board. The Audit and Compliance Committee met four times during 2010.

           Corporate Governance Committee of the Company.   The Corporate Governance Committee functions as the nominating committee for director candidates, identifies qualified individuals to become members of the Company’s Board of Directors, determines the composition of the Board of Directors and its committees, monitors and assesses the effectiveness of the Board of Directors, develops and implements the Company’s corporate governance guidelines and reviews and recommends director compensation.  All members of the Corporate Governance Committee are independent as that term is defined in Rule 5605 of the NASDAQ listing standards.  The members of the Corporate Governance Committee are Messrs. Young (Chair until his retirement from the Board in November 2010), Bogino (Chair beginning in November 2010 and a member for all of 2010), Fleming, Mason (since March 2011), Reynolds and Ms. Woodford.  The Corporate Governance Committee operates pursuant to a written charter adopted by the Board. The Corporate Governance Committee met six times during 2010.

The Corporate Governance Committee has a formal policy regarding the consideration of director candidates recommended by shareholders which sets forth the minimum qualifications of suitable nominees for director as well as approved processes for identifying and evaluating nominees.  The Corporate Governance Committee will consider any director candidate recommended by shareholders in accordance with the standards set forth in its Charter.  Such suggestions, together with appropriate biographical information, should be submitted to:  SBT Bancorp, Inc., Attn: Gary R. Kevorkian, Secretary, 760 Hopmeadow Street, P.O. Box 248, Simsbury, Connecticut 06070.  Possible candidates who have been suggested by shareholders are evaluated by the Corporate Governance Committee in the same manner as are other possible candidates.

The general criteria used to establish the traits, abilities and experience that the Corporate Governance Committee looks for in determining candidates for election to the Board include highest ethical character, independence from Management, ability to represent all shareholders of the Company, ability to exercise sound business judgment, relevant expertise and experience that would benefit the Company and the ability to offer advice and guidance to the Chief Executive and the Board.  Key among the criteria is a director’s existing ties to the Company’s markets and adherence to Company’s Code of Ethics and Conflicts of Interest Policy.  All directors are subject to mandatory retirement from service on the Company’s Board of Directors upon reaching seventy-six years of age.  The Corporate Governance Committee has not adopted a formal diversity policy with regard to the selection of director nominees.  However, the Corporate Governance Committee considers diversity as a factor in identifying director nominees and believes the Board as a whole should be a diverse body, with diversity reflecting age, gender, background and professional experience.

Executive Committee of the Company.  The Executive Committee is responsible for the general supervision of the Company’s affairs between meetings of the full Board, oversees the Company’s investments, asset/liability management, budget and capital planning and reviews the Company’s interest rate sensitivity and deposit and loan pricing.  The Executive Committee is also responsible for overseeing the Company’s information technology planning, security and development.  As of December 15, 2010, the Executive Committee took over the responsibilities of the Investment Services Committee after that committee was discontinued.  These responsibilities include reviewing the financial and market performance of the subsidiary offering non-deposit products (including review and approval of the selection of and contracts with third party broker/dealers, review of all product types sold, appointment of Bank Management to fill needed roles, recommendation of prudent policies and procedures, setting of commission structures and oversight of compliance with applicable regulations) and evaluating opportunities in the marketplace for enhancing the Company’s offering of non-deposit products and services.  The members of the Executive Committee are Messrs. Bogino (Chair until November 2010 and a member for all of 2010), Sessions (Chair beginning in November 2010 and a member for all of 2010), Geitz, Kevorkian, Odlum and Young (until his retirement from the Board in November 2010).  The Executive Committee met 12 times during 2010.

Compensation and Human Resources Committee of the Company. The Compensation and Human Resources Committee determines the compensation of the Bank’s employees, which include the Company’s executive officers.  In determining the compensation of the Bank’s employees, including the Company’s executive officers, the Compensation and Human Resources Committee considers the recommendations of Martin J. Geitz, President and CEO of the Company and the Bank.  The Compensation and Human Resources Committee also reviews, but does not determine, the compensation of directors.  Recommendations regarding director compensation are made by the Compensation and Human Resources Committee to the Corporate Governance Committee, which then recommends the amount of director compensation to the full Board for approval.  The members of the Compensation and Human Resources Committee are Messrs. Sessions (Chair until November 2010 and a member for all of 2010), Kevorkian (Chair beginning in November 2010 and a member for all of 2010), Bogino, Guarco, Long, Reynolds and Young (until his retirement from the Board in November 2010).  All members of the committee are independent in accordance with Rule 5605 of the NASDAQ listing standards.  The Compensation and Human Resources Committee operates pursuant to a written charter adopted by the Board on February 16, 2011.  This committee met 11 times in 2010.

Bank Committee

The Bank’s Board of Directors has a Loan Committee, all of whose members are directors of both the Bank and the Company.  The Loan Committee is responsible for the review and approval of consumer, mortgage and commercial loan requests above the respective individual or collective lending authorities of Bank loan officers as established in the Bank’s Loan Policy.  The Loan Committee is also responsible for ensuring compliance with the Bank’s credit policies as annually approved by the Bank’s Board of Directors, including the review and monitoring of the diversification of the loan portfolio and oversight of the Bank’s compliance with the Community Reinvestment Act (CRA).  The Loan Committee also reviews and monitors the growth and credit quality of the loan portfolio, including loan originations, delinquencies, risk rating changes, loan loss reserves and loan collection activities.  The members of the Loan Committee are Messrs. Bogino (Chair until November 2010 and a member for all of 2010), Sessions (Chair beginning in November 2010 and a member for all of 2010), Geitz, Kevorkian, Long and Young (until his retirement from the Board in November 2010).  The Loan Committee met 23 times during 2010.

Availability of Committee Charters

The Audit and Compliance Committee, the Compensation and Human Resources Committee Charter and the Corporate Governance Committee each operates pursuant to a separate written charter adopted by the Board.  Each committee reviews its charter at least annually.  The three committee charters can be viewed at http://www.simsburybank.com/aboutus-shareholders.php.  Each charter is also available in print to any shareholder who requests it.  The information contained on the website is not incorporated by reference or otherwise considered a part of this document.

Board Meetings

           The Board held 21 meetings, including the annual shareholders meeting, during 2010.  All of the Company’s incumbent directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by the committees of the Board of Directors on which such directors served during 2010.

           Board members are expected to attend the Company’s annual meeting of shareholders.  All 11 of the Company’s directors at the time of the Company’s annual meeting of shareholders on May 11, 2010 attended such meeting.

Shareholder Communications

           The Board of Directors has a formal process in place for shareholder communication to the Board of Directors or any individual director.  Shareholders wishing to communicate with the Board of Directors or any individual director may write to SBT Bancorp, Inc., Gary R. Kevorkian, Secretary, 760 Hopmeadow Street, P.O. Box 248, Simsbury, Connecticut 06070.  All communications received of a relevant nature will be forwarded to the full Board or appropriate individual director as directed.  The Board of Directors believes this approach is reasonable in light of the relatively small number of shareholders of the Company and the relatively small number of communications the Board expects to receive in the foreseeable future.

Code of Ethics and Conflicts of Interest Policy

           The Company has adopted a Code of Ethics and Conflicts of Interest Policy that applies to all employees, officers and directors.  The Company will supply a copy of the Code of Ethics and Conflicts of Interest Policy upon written or oral request.  To obtain a copy please write to us at SBT Bancorp, Inc., 760 Hopmeadow Street, P.O. Box 248, Simsbury, Connecticut 06070-0248 or call the Company at (860) 408-5493.

COMPENSATION AND OTHER MATTERS

Executive Compensation

The following table presents information relating to the compensation of the Company’s CEO and the two other executive officers (NEOs) named below for the fiscal years ended December 31, 2010 and 2009.

Summary Compensation Table

Name and principal position	Year	Salary		Bonus		Stock awards	Option awards	Non-equity incentive plan compensation	Non-qualified deferred earnings	All other Compensation		Total

Martin J. Geitz	2010	$214,715	(1)	$0		$0	$0	$0	$0	$41,681	(2)	$256,396
President & Chief	2009	$187,400	(1)	$0		$0	$0	$0	$0	$23,363	(3)	$210,763
Executive Officer

Anthony F. Bisceglio	2010	$141,842		$20,160	(4)	$0	$0	$0	$0	$55,982	(6)	$217,984
Executive Vice	2009	$135,000		$10,000	(5)	$0	$0	$0	$0	$5,238	(7)	$150,238
President & Chief Financial Officer

Michael T. Sheahan	2010	$110,577		$49,000	(8)	$0	$0	$0	$0	$425	(9)	$160,002
Senior Vice President &
Chief Mortgage & Consumer Lending Officer

(1)	Mr. Geitz also serves as a director, but did not receive any compensation for those services.

(2)
Includes Mr. Geitz’s personal use of a Bank-leased automobile, annual dues for country club membership, employer match of 401k Plan contributions, employer-paid premiums for group term life insurance in excess of $50,000, employer-paid portion of health insurance normally paid by an employee and employer-paid amounts for a Supplemental Executive Retirement Plan.

(3)
Includes Mr. Geitz’s personal use of a Bank-leased automobile, annual dues for country club membership, employer match of 401k Plan contributions, employer-paid premiums for group term life insurance in excess of $50,000 and employer-paid portion of health insurance normally paid by an employee.

(4)	2010 performance bonus to be paid in 2011.

(5)	2009 performance bonus paid in 2010.

(6)
Includes Mr. Bisceglio’s employer match of 401k Plan contributions, employer-paid premiums for group term life insurance in excess of $50,000 and employer-paid amounts for a Supplemental Executive Retirement Plan.

(7)	Includes Mr. Bisceglio’s employer match of 401k Plan contributions and employer-paid premiums for group term life insurance in excess of $50,000.

(8)	Includes $5,000 of performance bonus paid in 2010 for 2010 performance and $44,000 to be paid in 2011 for 2010 performance.

(9)	Includes Mr. Sheahan’s employer-paid premiums for group term life insurance in excess of $50,000.

The Compensation and Human Resources Committee is responsible for reviewing the performance and establishing the compensation of the Bank’s officers and key employees, including the Company’s executive officers.  The Committee relies upon industry information, including surveys of similarly sized and located institutions, gathered by Management at the Committee’s request, and targets the Bank’s compensation to be generally at the level of its peer group institutions.  The members of this committee are Messrs. Sessions (chair from January 2010 to November 2010 and a member for all of 2010), Kevorkian (chair beginning in November 2010 and a member for all of 2010), Bogino, Guarco, Long, Reynolds and Young (until his retirement from the Board in November 2010).

The Compensation and Human Resources Committee retained the services of Arthur Warren Associates, an independent compensation consulting company, during 2010 to advise such committee on executive compensation matters and non-executive employee compensation matters.  Arthur Warren Associates was engaged to perform a strategic review of the total compensation program of the Company’s executive officers (including the three named executive officers) and develop a long term equity compensation plan.  In addition, the Compensation and Human Resources Committee retained Arthur Warren Associates to review the Bank’s model compensation philosophy statement, the charter for the Compensation and Human Resources Committee and the Bank’s executive management succession plan, develop short-term bonus plans for both non-executive employees and executive employees, and provide recommendations to enhance the Bank’s existing defined contribution retirement plan.  The Compensation and Human Resources Committee instructed Arthur Warren Associates to benchmark the Bank’s compensation programs against its peers to ensure that such programs are consistent with prevailing practices in its industry.  The peer group consisted of three market surveys (Connecticut Bankers Association, Economic Research Institute and Pearl Meyer & Partners) as well as 10 publicly traded banks within the region having assets ranging between $134 million and $559 million.  The banks included in the public bank peer analysis were Salisbury Bancorp, Inc., PSB Holdings, Inc., Greene County Bancorp, Newport Bancorp, Bancorp of New Jersey, Inc., Cornerstone Financial Corp, BNC Financial Group, Inc., Mayflower Bancorp, Connecticut River Community Bank and Southern Connecticut Bancorp, Inc.

Employment Agreements

The Bank maintains employment agreements with the following named executive officers:  Messrs. Geitz, Bisceglio and Sheahan.  The continued success of the Company and the Bank depends to a significant degree on the skills and competence of these officers.  These agreements are with the Bank, not the Company.

Martin J. Geitz, President and Chief Executive Officer – The Bank and Martin J. Geitz are parties to an Employment Agreement, effective as of October 4, 2004, which was subsequently amended effective as of December 31, 2008.  The term of that agreement is the earlier to occur of Mr. Geitz attaining the age of sixty-five or the termination of Mr. Geitz’s contract voluntarily or upon some other basis.  Mr. Geitz is to be paid a salary of $170,000, subject to adjustment by the Board.  In addition, Mr. Geitz is entitled to an annual bonus in an amount and form set by the Board.  Option grants are discussed in the footnotes of the Summary Compensation Table and the Outstanding Equity Awards Table.  Mr. Geitz is entitled to: (1) participate in the Bank’s comprehensive health insurance and major medical coverage; (2) participate in any long-term disability insurance plan and pension plan maintained by the Bank; (3) paid vacation of four weeks per year; (4) the use of an automobile for business purposes; (5) membership in a private “country” or similar golf club; and (6) attendance at two banking trade association conventions per year, including the cost of attendance and travel for Mr. Geitz and his spouse.  The Bank may terminate Mr. Geitz’s employment at any time without notice.  The Bank may give up to sixty days’ prior notice of the termination.  If such notice is given to Mr. Geitz, the Bank may require him to remain in the employ of the Bank for the period of notice given.  If the Bank terminates Mr. Geitz’s employment for other than Cause or due to a Change in Control or potential Change in Control (as such terms are defined in the Employment Agreement), Mr. Geitz shall be entitled to receive a lump sum payment equal to the aggregate of:  (1) twelve months of Mr. Geitz’s then current salary base salary; (2) an amount equal to bonus to which he would have been entitled under the agreement had a Change of Control occurred; (3) payment for any accrued but unused vacation time; and (4) payment of Mr. Geitz’s medical insurance for twelve months following his termination.  This lump sum amount shall be reduced by any compensation Mr. Geitz receives for other employment after the termination of his employment with the Bank.  Mr. Geitz may voluntarily terminate his employment on ninety days’ prior notice to the Bank, however, notice need not be given where the termination has been approved by the Board of Directors or there has been a material breach of the Bank’s obligations under the agreement.  If Mr. Geitz fails to meet the terms of the agreement concerning his voluntary termination, the Bank will be entitled to enjoin Mr. Geitz’s employment with any significant competitor of the Bank for a period of twelve months.  In the event of a Change in Control or Potential Change in Control of the Bank or the Company, Mr. Geitz would be entitled to receive (1) credit for his years of service to the Bank plus five additional years for purposes of vesting and calculation of benefits under any benefit plan of the Bank or a successor thereto; (2) twelve months notice of termination during which time he shall receive payment at his then current salary and the highest bonus received by Mr. Geitz during the preceding thirty-six months, provided that if the Change in Control occurs prior to December 31, 2005 the amount of the bonus will equal $25,000; (3) a lump sum cash payment in an amount equal to the sum of Mr. Geitz’s then current salary plus the highest bonus he had received during the preceding 36 months; and (4) outplacement services in an amount not to exceed $10,000. Mr. Geitz is not entitled to receive compensation or other benefits for any period after termination for Cause.  Notwithstanding anything to the contrary set forth in Mr. Geitz’s Employment Agreement, any payments due to Mr. Geitz as a result of his termination of employment may be delayed for up to six months after his termination of employment if the Bank determines that the delay is necessary to comply with Section 409A of the Internal Revenue Code.  In the event that payments are delayed, the Bank will pay 5% simple interest on such delayed payments to Mr. Geitz.

The Bank and Martin J. Geitz are parties to a Supplemental Executive Retirement Agreement dated October 20, 2010.  This agreement is an unfunded, non-qualified supplemental retirement program for Mr. Geitz and provides for supplemental retirement benefits payable in installments over 15 years upon his attainment of normal retirement age of 65.  The supplemental retirement benefits are to be earned over the remaining working career of Mr. Geitz subject to certain conditions.  Under the agreement, the projected retirement benefit for Mr. Geitz, assuming he remains employed by the Bank until normal retirement age of 65, is $82,800 per year for 15 years, with such payments beginning in the year 2021.  The benefits are capped at $82,800 per year for 15 years and are subject to being substantially less should Mr. Geitz not remain employed until the normal retirement age of 65.  The agreement also contains restrictive covenants that may result in Mr. Geitz forfeiting all accrued benefits should he be terminated for cause, removed by regulatory order, or accept employment with a competing financial institution within 12 months after his termination of employment with the Bank.

The Bank and Martin J. Geitz are parties to a Endorsement Split Dollar Insurance Agreement dated October 20, 2010.  This agreement provides for the division of death proceeds under certain life insurance policies owned by the Bank on the life of Mr. Geitz with the Mr. Geitz’s designated beneficiary.  The Bank has the right to exercise all incidents of ownership of the life insurance policies and may terminate such policies without the consent of Mr. Geitz.  Under the agreement, if Mr. Geitz dies prior to termination of his employment for reasons other than death or disability, Mr. Geitz’s designated beneficiary will be entitled to a benefit of $750,000, which will increase four percent (4%) on each anniversary of the effective date of the agreement.  In no event will the benefit exceed the total death proceeds of the life insurance policies minus the greater of (i) such policies’ cash surrender value or (ii) the aggregate premiums paid by the Bank for such policies.  If Mr. Geitz dies after termination of his employment with the Bank for reasons other than death or disability, Mr. Geitz’s designated beneficiary will not be entitled to any benefits.  Mr. Geitz’s rights under this agreement will terminate if he is subject to a final removal or prohibition order issued by an appropriate federal banking agency.  Under the agreement, no benefits will be paid to Mr. Geitz’s designated beneficiary if he commits suicide prior to September 15, 2012 or if the insurance company denies coverage for any reason, provided, however, that the Bank will evaluate the reasons for denial and, upon advice of legal counsel and in its sole discretion, consider judicially challenging such denial.

Anthony F. Bisceglio, Executive Vice President, Treasurer and Chief Financial Officer – Anthony F. Bisceglio is an at-will employee of the Company and the Bank.  He is entitled to receive paid time off of 28 days per year and to participate in the Bank’s benefit plans, including its medical plan, dental plan and 401k retirement plan.  The Bank has entered into a Change in Control Agreement with Mr. Bisceglio dated December 29, 2010.  Pursuant to the Change in Control Agreement, in the event Mr. Bisceglio is terminated by the Bank without Cause (as defined in the Change in Control Agreement) or he resigns for Good Reason (as defined in the Change in Control Agreement) upon a Change in Control (as defined in the Change in Control Agreement) or during the remainder of the month in which a Change in Control occurs and 12 months thereafter, Mr. Bisceglio will be entitled to, among other benefits, the following:  (i) a lump sum payment equal to two times the sum of (a) the greater of his annual base salary in effect immediately prior to the Change in Control or his annual base salary in effect at the time a notice of termination is given and (b) the greater of his annual target bonus for the year in which the Change in Control occurs or his annual bonus for the year immediately preceding the year in which the Change in Control occurs; (ii) accelerated vesting of his stock options, restricted stock and any other performance related incentive compensation awards; and (iii) 24 months of health insurance benefits on the same terms as were provided prior to termination of employment.  The Change in Control Agreement shall continue in effect through December 31, 2011 and commencing on January 1, 2012 and for each January 1 thereafter, the Change in Control Agreement shall be automatically extended for one additional year unless the Bank or the Executive gives notice to the other party no later than September 30th of the preceding year that the Change in Control Agreement will not be extended.  Notwithstanding anything to the contrary set forth in Mr. Bisceglio’s Change in Control Agreement, any payments due to Mr. Bisceglio as a result of his termination of employment may be delayed for up to six months after his termination of employment if the Bank determines that the delay is necessary to comply with Section 409A of the Internal Revenue Code.  In the event that payments are delayed, the Bank will pay 5% simple interest on such delayed payments to Mr. Bisceglio.

The Bank entered into a Supplemental Executive Retirement Agreement with Mr. Bisceglio dated April 23, 2001.  This Agreement provides that upon Mr. Bisceglio’s retirement on or after attaining age 65, the Bank shall pay him a supplemental annual pension of $10,000, payable in equal monthly installments, for a period of twenty years.  Upon Mr. Bisceglio’s death, while still actively employed with the Bank, his designated beneficiary shall receive an annual survivor’s benefit equal to $10,000, payable in equal monthly installments, for a period of twenty years. Upon Mr. Bisceglio’s death, while receiving the supplemental annual pension, his designated beneficiary shall receive the remaining equal monthly payments which would have been due to Mr. Bisceglio.  Furthermore, upon a change in control of the Company or the Bank, Mr. Bisceglio would be credited with five years of service with respect to the Supplemental Executive Retirement Agreement.

The Bank entered into an additional Supplemental Executive Retirement Agreement with Mr. Bisceglio dated May 7, 2010.  This agreement is an unfunded, non-qualified supplemental retirement program for Mr. Bisceglio and provides for supplemental retirement benefits payable in installments over 15 years upon his attainment of normal retirement age of 65.  The supplemental retirement benefits are to be earned over the remaining working career of Mr. Bisceglio subject to certain conditions.  Under the agreement, the projected retirement benefit for Mr. Bisceglio, assuming he remains employed by the Bank until normal retirement age of 65, is $21,500 per year, with such payments beginning in the year 2012.  The benefits are capped at the above amounts and are subject to being substantially less should Mr. Bisceglio not remain employed until the normal retirement age of 65.  The Agreement also contains restrictive covenants that may result in Mr. Bisceglio forfeiting all accrued benefits should he be terminated for cause, removed by regulatory order, or accept employment with a competing financial institution after his termination of employment with the Company for a period as defined in the agreement.

Michael T. Sheahan, Senior Vice President and Chief Mortgage and Consumer Lending Officer – Michael T. Sheahan is an at-will employee of the Bank.  He is entitled to receive paid time off of 28 days per year and to participate in the Bank’s benefit plans, including its medical plan, dental plan and 401k retirement plan.  The Bank has entered into a Change in Control Severance Agreement with Mr. Sheahan dated November 2, 2010.  Pursuant to the Change in Control Agreement, in the event Mr. Sheahan is terminated by the Bank without Cause (as defined in the Change in Control Agreement) or he resigns for Good Reason (as defined in the Change in Control Agreement) upon a Change in Control (as defined in the Change in Control Agreement) or during the remainder of the month in which a Change in Control occurs and 12 months thereafter, Mr. Sheahan will be entitled to, among other benefits, the following:  (i) a lump sum payment equal to two times the sum of (a) the greater of his annual base salary in effect immediately prior to the Change in Control or his annual base salary in effect at the time a notice of termination is given and (b) the greater of his annual target bonus for the year in which the Change in Control occurs or his annual bonus for the year immediately preceding the year in which the Change in Control occurs; (ii) accelerated vesting of his stock options, restricted stock and any other performance related incentive compensation awards; and (iii) 24 months of health insurance benefits on the same terms as were provided prior to termination of employment.  The Change in Control Agreement was in effect through December 31, 2010 and as of January 1, 2011, it was automatically extended for one additional year.  Commencing each January 1 thereafter, the Change in Control Agreement shall be automatically extended for one additional year unless the Bank or the Executive gives notice to the other party no later than September 30th of the preceding year that the Change in Control Agreement will not be extended.  Notwithstanding anything to the contrary set forth in Mr. Sheahan’s Change in Control Agreement, any payments due to Mr. Sheahan as a result of his termination of employment may be delayed for up to six months after his termination of employment if the Bank determines that the delay is necessary to comply with Section 409A of the Internal Revenue Code.  In the event that payments are delayed, the Bank will pay 5% simple interest on such delayed payments to Mr. Sheahan.

Effect of Participation in Treasury’s Capital Purchase Program

On March 27, 2009, we entered into a Securities Purchase Agreement with the United States Department of the Treasury that provides for our participation in the Capital Purchase Program (“CPP”) under the Treasury’s Troubled Assets Relief Program (“TARP”).  CPP participants must accept several NEO compensation-related limitations that are associated with this Program.  On March 27, 2009, each of our NEOs agreed in writing to accept the CPP compensation standards and thereby cap or eliminate some of their contractual or legal rights.  The provisions agreed to were as follows:

•
No Golden Parachute Payments.  “Golden parachute payment” under the CPP means a severance payment resulting from involuntary termination of employment, or from bankruptcy of the employer, that exceeds three times the terminated employee’s average annual base salary over the five years prior to termination.  Our NEOs have agreed to forego all golden parachute payments for as long as two conditions remain true: They remain “senior executive officers” (CEO and the next two highest-paid executive officers), and the Treasury continues to hold our equity or debt securities we issued to it under the CPP (the period during which the Treasury holds those securities is the “CPP Covered Period”).

•
Recovery of Bonus, Retention Awards, and Incentive Compensation if Based on Certain Material Inaccuracies.  Our NEOs have also agreed to a “clawback provision,” which means that we can recover any bonus, retention award or incentive compensation paid during the CPP Covered Period that is later found to have been based on materially inaccurate financial statements or other materially inaccurate measurements of performance.

•
No Compensation Arrangements that Encourage Excessive Risks.  During the CPP Covered Period, we are not allowed to enter into compensation arrangements that encourage NEOs to take “unnecessary and excessive risks that threaten the value” of our company.  To make sure this does not happen, the Compensation and Human Resources Committee is required to meet at least once a year with our senior risk officers to review our executive compensation arrangements in the light of our risk management policies and practices.

•
Limitation on Federal Income Tax Deductions.  During the CPP Covered Period, we are not allowed to take federal income tax deductions for compensation paid to senior executive officers in excess of $500,000 per year.

Effect of the Restrictions Added by 2009 Stimulus Act

On February 17, 2009, President Obama signed the American Recovery and Reinvestment Act of 2009 (the “Stimulus Act”) into law.  The Stimulus Act modified the compensation-related limitations contained in the CPP, created additional compensation-related limitations and directed the Secretary of the Treasury to establish standards for executive compensation applicable to participants in the TARP.  On June 10, 2009, the Secretary of the Treasury announced interim final rules to establish such standards.  The compensation-related limitations modified by the Stimulus Act and the rules established by the Secretary of the Treasury are as follows:

•
No Severance Payments.  “Golden parachutes” were redefined as any payment for the departure from the Company for any reason, or any payment due to a change in control of the Company, except for (a) payments for services performed or benefits accrued, (b) payments due to the employee’s death or disability, (c) payments required to be made pursuant to state statutes or foreign laws, or (d) payments made pursuant to a qualified pension or retirement plan.  Consequently, we are prohibited from making any severance payment during the CPP Covered Period to our “senior executive officers” (defined as the principal executive officer, the principal financial officer and the next three most highly compensated employees) and our next five most highly compensated employees (total of ten employees).

•
Recovery of Bonus, Retention Awards and Incentive Compensation if Based on Certain Material Inaccuracies.  The “clawback provision” discussed above was extended to apply to any bonus, retention award or awards and incentive compensation paid to any of our senior executive officers or our next 20 most highly compensated employees (total of 25 employees) during the CPP Covered Period that is later found to have been based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria.  A financial statement or performance metric criteria will be treated as materially inaccurate with respect to any employee who knowingly engaged in providing inaccurate information (including knowingly failing to timely correct inaccurate information) relating to those financial statements or performance metrics.

•
No Compensation Arrangements that Encourage Earnings Manipulation.  During the CPP Covered Period, we are not allowed to enter into compensation arrangements that encourage manipulation of our reported earnings to enhance the compensation of any of our employees.

•
Limit on Incentive Compensation.  Effective June 15, 2009, the Company is prohibited from making payments or accruals during the CPP Covered Period of any bonus, retention award or incentive compensation to our most highly compensated employee other than awards of long-term restricted stock that (i) do not fully vest during the CPP Covered Period, and (ii) have a value not greater than one-third of the total annual compensation of the award recipient.  The prohibition on bonus, incentive compensation and retention awards does not preclude payments required under written employment contracts entered into on or prior to February 11, 2009.

•
Compensation and Human Resources Committee Functions.  The Compensation and Human Resources Committee is to be comprised solely of independent directors.  The Compensation and Human Resources Committee must meet at least semiannually to review and evaluate (i) the compensation plans of the senior executive officers to ensure that these plans do not encourage the senior executive officers to take unnecessary and excessive risks, (ii) all employee compensation plans for risks posed by these plans and methods to reduce these risks, and (iii) all employee compensation plans to ensure that these plans do not encourage manipulation of the Company’s earnings to enhance the compensation of any employee.

•
Compliance Certifications.  The Stimulus Act and rules also require written certification by our Chief Executive Officer and Chief Financial Officer of the Company’s compliance with the provisions of the Stimulus Act.  These certifications must be contained in the Company’s Annual Report on Form 10-K beginning with the Annual Report on Form 10-K for the fiscal year ended December 31, 2009.  The Compensation and Human Resources Committee must also provide to the U.S. Department of the Treasury and the Company’s primary regulator, within 120 days of the Company’s fiscal year end, (i) a certification that it has reviewed all senior executive officers compensation plans and employee plans and (ii) a narrative description identifying all senior executive officer compensation plans and all employee compensation plans and describing how unnecessary and excessive risks have been limited and how the plans do not encourage the manipulation of the Company’s earnings to enhance the compensation of any employee.

•
Perquisite Disclosure.  Within 120 days of its fiscal year end, the Company must disclose any perquisite whose total value exceeds $25,000 for our most highly compensated employee and provide a narrative description of the amount, nature and justification for the perquisite to the U.S. Department of the Treasury and the Company’s primary regulator.

•
Compensation Consultant Disclosure.  If the Company, its Board of Directors or the Compensation and Human Resources Committee engaged a compensation consultant, the Company must provide a narrative description describing all types of services provided by the compensation consultant over the past three years to the U.S. Department of the Treasury and the Company’s primary regulator within 120 days of its fiscal year end.

•	Prohibition on Gross-Ups. The Company is prohibited from providing (formally or informally) gross-ups to any of the senior executive officers and the next 20 most highly compensated employees.

•
Excessive or Luxury Expenditures Policy.  The Company is required to establish and maintain an excessive or luxury expenditures policy and provide this policy to the U.S. Department of the Treasury and the Company’s primary regulator and post it on the Company’s website.  The Company’s Excessive or Luxury Expenditures Policy can be viewed at http://www.simsburybank.com/aboutus-shareholders.php.

•
Treasury Review of Bonuses Previously Paid.  The Stimulus Act directs the Secretary of the Treasury to review all compensation paid to our senior executive officers and our next 20 most highly compensated employees to determine whether any such payments were inconsistent with the purposes of the Stimulus Act or were otherwise contrary to the public interest.  If the Secretary of the Treasury makes such a finding, the Secretary of the Treasury is directed to negotiate with the CPP recipient and the subject employee for appropriate reimbursements to the federal government with respect to compensation and bonuses found to be excessive.

•
Say on Pay.  Under the Stimulus Act, the SEC is required to promulgate rules requiring an advisory, non-binding say on pay vote by the shareholders on executive compensation at the annual meeting during the CPP Covered Period.  The Company has complied with the provisions of the Stimulus Act and its implementing regulations in all respect, which includes the submission of “Item 4: Non-Binding Vote on Compensation of Named Executive Officers” set forth in this proxy statement.

Outstanding Equity Awards at Fiscal Year-End

Name	Option awards
	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Un-exercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ( $ )	Option expiration date

Martin J. Geitz, President & Chief Executive Officer	21,000 (1)	0	0	$31.50	12/20/2015

Anthony F. Bisceglio, Executive Vice President, Treasurer & Chief Financial Officer	0	0	0	$0

Michael T. Sheahan Senior Vice President & Chief Mortgage & Consumer Lending Officer	0	0	0	0

(1)
Options vested at the rate of 33 1/3% per year, with vesting dates of 12/21/2006, 12/21/2007 and 12/21/2008.  Vesting was conditioned on the named individual remaining an employee until the end of each vesting period.

Director Compensation

           The Company has adopted a Director Compensation Plan for non-employee directors.  During 2010, directors were compensated for service by means of: (1) an annual retainer of $4,000 per director; (2) $450 for each Board meeting attended in person; and (3) $150 for each standing committee meeting attended in person.  That compensation rate structure has been changed effective March 1, 2011 to:  (1) an annual retainer of $6,000 for directors; (2) an annual retainer of $8,000 for the chairman of the board; (3) $450 for each Board meeting attended in person; and (4) $200 for each standing committee meeting attended in person.  No individual arrangements were granted during 2010.  The following table sets forth the amount of compensation paid to non-employee directors in 2010.

Director Compensation

Name	Fees earned or paid in cash	Stock awards	Option awards	Non-equity incentive plan compensation	Non- qualified deferred compensation earnings	All other Compensation	Total

Robert J. Bogino	$18,850	$0	$0	$0	$0	$0	$18,850

James F. Fleming	$13,450	$0	$0	$0	$0	$0	$13,450

Edward J. Guarco	$14,200	$0	$0	$0	$0	$0	$14,200

Gary R. Kevorkian	$16,450	$0	$0	$0	$0	$0	$16,450

Jerry W. Long	$12,550	$0	$0	$0	$0	$0	$12,550

George B. Odlum	$13,750	$0	$0	$0	$0	$0	$13,750

Rodney R. Reynolds	$14,650	$0	$0	$0	$0	$0	$14,650

David W. Sessions	$18,850	$0	$0	$0	$0	$0	$18,850

Penny R. Woodford	$13,750	$0	$0	$0	$0	$0	$13,750

Lincoln S. Young	$18,367	$0	$0	$0	$0	$0	$18,367

Director nominee Nicholas B. Mason did not serve on the Board of Directors in 2010 and, therefore, did not receive any compensation as a director in 2010.  As a member of the Board of Directors of the Bank, Mr. Mason received cash compensation of $3,400 and no other compensation for his service as a director of the Bank for 2010.

Stock Option Plan

           The Company previously issued options to purchase shares of its common stock under the SBT Bancorp 1998 Stock Plan.  As of March 18, 2011, there are options outstanding to purchase an aggregate of 43,311 shares of the Company’s authorized but unissued common stock at a price of between $15.65 and $31.50 per share and which will expire between the years 2012 and 2017. The SBT Bancorp 1998 Stock Plan expired in March 2008.  Accordingly, there were no options available to be granted during the year ended December 31, 2010 to the Company’s named executives or any other employees.

The following table sets forth the total number of securities authorized for issuance under equity compensation plans as of December 31, 2010.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by shareholders	49,875	$30.21	0
Equity compensation plans not approved by shareholders	0	0	0
Total	49,875	$30.21	0

Certain Transactions with Related Persons

During 2010 and 2009, certain of the Company’s and the Bank’s current directors, executive officers and their affiliates had outstanding loans from the Bank.  The largest aggregate amount of such loans outstanding during the period from January 1, 2010 to February 11, 2011 was on February 10, 2010 in an aggregate amount of $6,771,709, which represented 30.83% of the Bank’s equity on that date, and approximately 3.34% of the Bank’s outstanding loans as of that date.  All such loans were made in the ordinary course of the Bank’s business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or present other unfavorable features.

           Except as described in the immediately preceding paragraph, neither the Company nor the Bank had any transactions with any of their directors, executive officers or their affiliates in which the amount involved exceeded $120,000.

Policy and Procedures for Review, Approval or Ratification of Related Person Transactions

Our related person transaction practices and policies between the Company or any of its subsidiaries and an executive officer, director or an immediate family member are currently governed by the Company’s Code of Ethics and Conflicts of Interest Policy (the “Code of Ethics”).  In the ordinary course of business, directors (or a business in which the director is a partner, director, shareholder or executive officer) may provide services to the Company or to customers of the Bank.  We require our directors and executive officers to complete a questionnaire, annually, to provide information specific to related party transactions.

Once we become aware of a proposed or a recurring activity with a related party, it is referred to the Chairman of the Board of Directors and the Chief Executive Officer who are authorized to determine whether the activity constitutes a conflict of interest and to act upon that determination.  A transaction with a related party shall be consummated or shall continue only if such transaction is in accordance with the guidelines set forth in the Code of Ethics.  Any material related person transaction involving officers will be disclosed to the Chief Executive Officer and any material related party transactions involving the Chief Executive Officer or a director will be disclosed to the Chairman of the Corporate Governance Committee.

Recommendation of the Board of Directors

           The Board of Directors intends to vote all proxies held by it in favor of all director nominees, unless shareholders direct otherwise.  Election to the Board of the four Class III directors of the Company shall require the affirmative vote of a plurality of the votes cast at the 2011 Annual Meeting.  Abstentions and broker non-votes with respect to the election of directors will not be included in determining whether nominees have received the votes of such plurality.

           THE BOARD RECOMMENDS UNANIMOUSLY A VOTE ‘‘FOR” ELECTION OF MESSRS. BOGINO, MASON, REYNOLDS AND SESSIONS TO THE BOARD OF DIRECTORS.

ITEM 2

APPROVAL OF THE SBT BANCORP, INC. 2011 STOCK AWARD AND OPTION PLAN

The second proposal for consideration at the Annual Meeting is to approve the SBT Bancorp, Inc. 2011 Stock Award and Option Plan (the “2011 Plan”).

The 2011 Plan was adopted, subject to stockholder approval, by the Company’s Board of Directors on March 16, 2011.

The Board of Directors and the Compensation and Human Resources Committee believe that granting common stock awards and stock options is important to attract and retain qualified officers, directors and employees, and to motivate such persons to produce a superior return for the stockholders of the Company.  Such awards enable recipients to acquire shares of common stock, thereby increasing their personal involvement in the Company, offering them an opportunity to realize stock appreciation and rewarding them for achieving a high level of financial performance.  Stock awards and options also enable the Company to obtain and retain the services of, and compensate, officers, directors and employees without depleting the Company’s cash resources.

The Company had previously maintained an equity compensation plan from 1998 to 2008.  That plan was the SBT Bancorp 1998 Stock Plan, which expired in March 2008.  Since March 2008, the Company has not had any equity compensation plans in place.  As discussed above under the heading “Executive Compensation,” the Compensation and Human Resources Committee retained Arthur Warren Associates, a compensation consultant, to advise such committee on executive compensation matters and non-executive employee compensation matters.  After reviewing the Company’s total compensation program, Arthur Warren Associates determined that the Company’s lack of an equity compensation plan represented a deficiency in the Company’s total compensation program that could hinder the Company’s ability to attract and retain qualified officers, directors and employees.  Accordingly, the Compensation and Human ResourcesCommittee worked closely with Arthur Warren Associates to develop the 2011 Plan, the principal terms of which are summarized below.

Summary Description of the 2011 Plan

The following summary is qualified in its entirety by the full text of the 2011 Plan, which appears as Appendix A to this Proxy Statement.

Purpose of the 2011 Plan. The purpose of the 2011 Plan is to provide equity-based incentives to employees, officers and directors of the Company in order to attract them to, give them a proprietary interest in, and to encourage them to remain in the employ or service of the Company.

Administration. The Compensation and Human Resources Committee will administer the 2011 Plan.  The Compensation and Human Resources Committee consists of five directors who are not employed by the Company and who qualify as “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).  All members of the Compensation and Human Resources Committee are also independent in accordance with Rule 5605 of the NASDAQ listing standards.  No member of the Compensation and Human Resources Committee may act as to matters under the 2011 Plan specifically relating to himself or herself.  If no committee is designated to act as the Compensation and Human Resources Committee for these purposes by the Board of Directors, the Board of Directors shall have the rights and responsibilities of the Compensation and Human ResourcesCommittee under the 2011 Plan.

The Compensation and Human ResourcesCommittee has broad authority under the 2011 Plan with respect to awards granted under the 2011 Plan, including, without limitation, the authority to:

•	authorize the granting of shares of common stock or options under the 2011 Plan;

•	determine and designate the employees and directors of the Company to receive awards under the 2011 Plan;

•	determine the type, number, price, vesting requirements and other features and conditions of individual stock awards and options under the 2011 Plan; and

•	interpret the 2011 Plan and the various written agreements made in connection with grants of shares of common stock or options thereunder.

Eligibility.  Directors, officers and all employees of the Company (including all of the named executive officers listed in the Summary Compensation Table in this Proxy Statement) are presently considered eligible for awards under the 2011 Plan.  There are currently 10 non-employee directors, 5 executive officers (one of whom is also a director), 20 officers and approximately 41 additional employees of the Company eligible for awards under the 2011 Plan.

Authorized Shares; Limits on Awards.  The maximum number of shares of the Company’s common stock that may be delivered pursuant to awards or options under the 2011 Plan is 100,000 shares. Shares that are subject to or underlie awards that expire for any reason or are cancelled, terminated or forfeited, fail to vest, or for any other reason are not paid or delivered under the 2011 Plan will again be available for subsequent awards under the 2011 Plan.  Shares issued under the 2011 Plan may consist, in whole or in part, of authorized and unissued or treasury shares.  No person may be granted in any calendar year (i) an award for more than 5,000 shares of common stock or (ii) options to purchase more than 20,000 shares of common stock.

The Compensation and Human Resources Committee reviewed and discussed the 2011 Plan and its structure with the Company’s management and its legal and financial advisors prior to unanimously determining that the 2011 Plan was advisable and in the best interests of the Company and its shareholders.  In reaching its determination as to the maximum number of shares that may be delivered pursuant to awards or options under the 2011 Plan, among all the other elements of the 2011 Plan, the Compensation and Human Resources Committee considered the advice of Northeast Capital & Advisory, Inc., an investment banking firm retained by such committee.  Based upon a review of other similar plans approved by shareholders of other like-sized publicly traded community banks and bank holding companies in the northeastern United States, Northeast Capital & Advisory, Inc. advised the Compensation and Human Resources Committee that 100,000 shares was reasonable for a community bank holding company with a similar number of shares of common stock outstanding that the Company has.  The other remaining aspects of the 2011 Plan were not reviewed by Northeast Capital & Advisory, Inc., but were considered reasonable and appropriate by the Compensation and Human Resources Committee based upon advice from its other financial and legal advisors.

Types of Awards. The 2011 Plan authorizes awards of shares of the common stock of the Company and grants of stock options.

A stock award generally involves the transfer by the Company of shares of common stock to a participant in consideration of the performance of services.  At this time, the Compensation and Human Resources Committee anticipates that all stock awards will be in the form of restricted stock, which will generally vest over a period of time and contain other restrictions.  Awards of restricted stock will be held in the custody of the Company until the shares vest and the applicable restrictions have been satisfied.  The participant cannot sell, transfer, pledge or assign shares of restricted stock until the shares have vested and applicable restrictions are satisfied.  Once the shares vest and the applicable restrictions are satisfied, the shares of common stock will be delivered to the participant’s account, free and clear of any restrictions.  While the restricted stock is held in the custody of the Company, the participant will be entitled to voting and dividend rights in the shares of common stock.  However, dividends on unvested restricted shares will be held in the custody of the Company until such time that the shares vest and become free and clear of any applicable restrictions.  The forfeiture of any shares of restricted stock will also result in the forfeiture of any dividends associated with such shares of forfeited stock.

The 2011 Plan provides the Compensation and Human Resources Committee with broad discretion, subject to the terms of the 2011 Plan, to determine the restrictions on stock awards.  Such restrictions may require the continued service of the participant with the Company, the attainment of specified performance goals or any other conditions deemed appropriate by the Compensation and Human Resources Committee.

A stock option is the right to purchase, at a price and for a term fixed by the Compensation and Human Resources Committee (and subject to other limitations and restrictions in the 2011 Plan and any applicable written agreement between the Company and the recipient), shares of the Company’s common stock.  The 2011 Plan provides for grants of incentive stock options and non-qualified stock options described in “Federal Income Tax Treatment of Awards Under the 2011 Plan” below.

The exercise price per share for an incentive stock option may not be less than 100% of the fair market value of a share of the Company’s common stock on the date of grant (or, in the case of certain 10% owners described in Section 422(b)(6) of the Code, 110% of the fair market value of a share of the Company’s common stock on the date of grant).  Although the 2011 Plan does not prescribe a minimum option price for non-qualified stock options, it is the current intention of the Compensation and Human Resources Committee to grant non-qualified stock options at or above fair market value of a share of the Company’s common stock on the date of grant in light, among other things, of Section 409A of the Code, described below under “Federal Income Tax Treatment of Awards under the 2011 Plan.”

Each stock award made and option granted under the 2011 Plan will be evidenced by a written agreement that sets forth the terms and conditions of each award or grant and may include additional provisions and restrictions as determined by the Compensation and Human Resources Committee.

Payment. Generally, stock awards will be issued for services rendered and no additional cash consideration will be required from the participant.  Payment upon option exercise may be made in the form of a certified or bank cashier’s check or, if permitted by the Compensation and Human Resources Committee, delivery of previously owned shares of common stock, withholding of option shares otherwise to be received upon exercise of the option or other methods of payment as may be determined by the Compensation and Human Resources Committee.  In its discretion, the Compensation and Human Resources Committee may also permit the option holder to receive on exercise an amount of cash equal to the difference between the then current fair market value of shares of common stock and the aggregate option exercise price.

Effect of Termination of Service on Awards.  Under the 2011 Plan, the term of an incentive stock option or non-qualified stock option may not exceed ten years after the date of grant (five years in the case of an incentive stock option granted to a participant who owns more than 10% of the Company’s outstanding common stock).  The terms of particular stock awards and options granted under the 2011 Plan may provide that all or a portion of the unvested stock award be forfeited and that the options terminate, among other reasons, upon the recipient’s termination of employment or other status with the Company, upon a specified date, upon the recipient’s death or disability, or upon the occurrence of a change in control of the Company.  Unless otherwise provided in the applicable stock award or option agreement, unvested stock awards and options will terminate:

•	immediately, if termination is by the Company for cause (as defined in the 2011 Plan) or the restricted stock or option holder voluntarily terminates service;

•	two years after termination, if the restricted stock or option holder retires;

•	one year after termination, if termination is for death or disability; or

•	three months after termination, if termination is for any other reason.

Additionally, if the Company’s capital falls below the minimum level mandated by its primary federal regulator or the existence of unvested restricted stock or options impairs the Company’s ability to raise capital, the Company may be directed to require recipients to exercise or forfeit their unvested restricted stock or options.

In general, common stock awards and options to employees will contain vesting features or be exercisable in installments over time.

Change of Control. In case the Company is merged or consolidated with another corporation, substantially all of the property or stock of the Company is acquired by any other corporation, or the Company is reorganized or liquidated, the Compensation and Human Resources Committee may (i) provide that all unexercised options granted under the 2011 Plan must be exercised within a specified number of days or such options will be terminated; (ii) provide that the Company (or the merged, consolidated or otherwise reorganized corporation) shall have the right to purchase all options unexercised as of that date for an amount equal to (x) the aggregate fair market value of the common stock on such date less (y) the aggregate exercise price of the options, to be paid in cash or in shares of the merged, consolidated or otherwise reorganized corporation; (iii) substitute, on an equitable basis, stock of the Company or the successor entity upon subsequent exercise of the options; and (iv) accelerate options, in full or in part.  In any such event, the Compensation and Human Resources Committee shall have discretion to take action with respect to stock awards to, among other things, accelerate vesting provisions, terminate forfeiture provisions, substitute on an equitable basis appropriate stock of the successor in the transaction or notify the recipient of the award that such award shall terminate as to unvested shares as of the date specified in the notice.

Transfer Restrictions. Subject to certain exceptions, awards under the 2011 Plan are not transferable by the recipient other than by will or the laws of descent and distribution of the state where the award recipient is domiciled at the time or his or her death.  Under certain conditions, an option may be exercised by a recipient’s successors.

Adjustments.  The 2011 Plan provides for adjustment in the maximum number of shares of common stock that may be issued under the 2011 Plan and in the number and kind of shares subject to common stock awards or unexercised options in the event of any change in the outstanding shares of common stock by reason of stock split, stock dividend, combination or reclassification of shares, recapitalization or similar event.

Amendment or Termination of the 2011 Plan. The Compensation and Human Resources Committee may make such changes to the 2011 Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain tax benefits applicable to restricted stock awards or stock options.  The Board of Directors may amend or terminate the 2011 Plan, as it shall deem advisable, except that no amendment may adversely affect a recipient with respect to awards or options previously granted unless such amendments are in connection with compliance with applicable law.  Stockholder approval of an amendment to the 2011 Plan will be required only to the extent then required by applicable law or regulation, the purposes and intent of the 2011 Plan, or to take into account the provisions of Section 162(m) of the Code or other applicable tax, securities or corporate laws.  Unless terminated earlier by the Board, the 2011 Plan shall terminate on March 16, 2021.

Federal Income Tax Treatment of Awards Under the 2011 Plan

The income tax consequences of the 2011 Plan under current federal law, which is subject to change, are summarized below.  This summary is not intended to be exhaustive and, among other considerations, does not describe state or local tax consequences.

Generally, the recipient of a restricted stock award recognizes ordinary income, and the Company is entitled to a corresponding deduction, equal to the fair market value of the shares at the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse.  A restricted stock award recipient who makes an election under Section 83(b) of the Internal Revenue Code, however, recognizes ordinary income equal to the fair market value of the shares at the time of grant, and the Company is entitled to a corresponding deduction at that time. If the recipient makes a Section 83(b) election, there are no further federal income tax consequences to either the recipient or the Company upon the lapse of any applicable transfer or forfeiture restrictions.  If no Section 83(b) election is made, then upon the sale of the shares after the forfeiture period has expired, the holding period to determine whether the recipient has long-term or short-term capital gain or loss begins when the restriction period expires, and the tax basis will be equal to the fair market value of the shares when the restricted period expires.  However, if the recipient timely elects under Section 83(b) to be taxed as of the date of grant, the holding period commences on the date of the grant and the tax basis will be equal to the fair market value of the shares on date of the grant as if the shares were then unrestricted and could be sold immediately.  If the shares subject to such election are forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes.  Dividends paid on restricted stock still subject to forfeiture will generally be treated as compensation that is taxable as ordinary income to the grantee, and may be deductible by the Company, when the dividends are paid to the recipient (which will generally occur if and when the restrictions on the underlying stock are lifted).  If the recipient made a valid Section 83(b) election, however, then the dividends generally will be taxable as dividend income if and when the restrictions on the underlying stock are lifted, and the Company will not be entitled to a tax deduction.

In general: (i) no income will be recognized by an optionee at the time a non-qualified stock option is granted; (ii) at the time of exercise of a non-qualified stock option, ordinary income will be recognized by the optionee in an amount equal to the difference between the fair market value of the shares at that time and the option price paid for the shares if they are non-restricted on the date of exercise (and the Company will be entitled to a corresponding tax deduction); and (iii) at the time of sale of shares acquired pursuant to the exercise of a non-qualified stock option, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.  Prior to the exercise of a non-qualified stock option, the optionee must make an appropriate payment or other provision (which, with the consent of the Compensation and Human Resources Committee, may include the withholding of shares) with respect to any tax withholding requirements.

Incentive stock options (“ISOs”) granted under the 2011 Plan will be subject to the applicable provisions of the Code, including Code Section 422.  Generally, no income will be recognized by an optionee at the time an ISO is granted.  If shares of common stock are issued to an optionee upon the exercise of an ISO, and if no “disqualifying disposition” of such shares is made by the optionee within one year after the exercise of the ISO or within two years after the date the ISO is granted, then (i) no income, for ordinary income tax purposes, will be realized by the optionee at the date of exercise, (ii) upon sale of the shares of common stock acquired by exercise of the ISO, any amount realized in excess of the option price will be taxed to the optionee, for ordinary income tax purposes, as a capital gain (at varying rates depending upon the optionee’s holding period in the shares and income level) and any loss sustained will be a capital loss, and (iii) no deduction will be allowed to the Company for federal income tax purposes.  However, the excess of the fair market value of the shares on the date of exercise over the exercise price is includible for purposes of determining an optionee’s alternative minimum tax liability.

If an optionee disposes of shares of common stock acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise (i.e., a “disqualifying disposition”), the optionee will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the exercise price (limited generally to the gain on the sale).  The balance of any gain or loss will be treated as a capital gain or loss to the optionee.

The aggregate fair market value of shares of the Company’s common stock as to which any ISO first becomes exercisable in any calendar year, determined as of the date of the grant, may not exceed $100,000.  If ISOs held by an optionee covering more than $100,000 worth of the Company common stock first become exercisable in any one calendar year, the excess will be non-qualified options.

Under current law, a taxpayer’s net capital gain (that is, the amount by which the taxpayer’s net long-term capital gains exceed his or her net short-term capital losses) from a sale of shares is subject to a maximum federal income tax rate of 15% if the shares have been held for at least 12 months.  Ordinary income is subject to tax at rates as high as 35%.  Capital losses are currently deductible against capital gains without limitation, but are currently deductible against ordinary income in any year only to the extent of $3,000 ($1,500 in the case of a married individual filing a separate return).  Capital losses which are not currently deductible by reason of the foregoing limitation generally may be carried forward to future years.

The 2011 Plan provides that, with the Compensation and Human Resources Committee’s permission, an optionee may transfer previously-owned shares to the Company to satisfy the purchase price under an option (a “Stock Swap”).  Generally, if an optionee utilizes previously owned shares to purchase shares upon the exercise of an ISO, the optionee will not realize any gain upon the exchange of the old shares for the new shares, and will carry over to the same number of new shares the basis and holding period for the old shares.  If the optionee purchases more shares than the number of old shares surrendered in the Stock Swap, the incremental number of shares received in the Stock Swap will have a basis of zero and a holding period beginning on the date of exercise of the ISO.  If, however, shares acquired through the exercise of an ISO are used in a Stock Swap prior to the end of the statutory holding period applicable to the old shares, then the Stock Swap will constitute a disqualifying disposition of the old shares, resulting in the immediate recognition of ordinary income, as discussed above.

If a Stock Swap is used to exercise a non-qualified stock option, then the use of old shares to pay the purchase price of an equal number of new shares generally will be tax-free to the optionee, and the basis and holding period of the old shares will be carried over into the new shares.  If more shares are acquired than surrendered, however, then the incremental shares received in the Stock Swap will generally be taxed as compensation income in an amount equal to their fair market value at the time of the Stock Swap.  The optionee’s basis in those additional shares will be their fair market value taken into account in quantifying the optionee’s compensation income and the holding period for such shares will begin on the date of the Stock Swap.

Code Section 162(m) precludes a public company from claiming a compensation deduction in a given tax year for compensation in excess of $1.0 million paid to the chief executive officer or any of the four most highly compensated officers other than the chief executive officer.  This limitation does not apply, however, to “qualified performance-based compensation.”  Because stock options granted under the 2011 Plan to the executives named in the Summary Compensation Table are expected to have an exercise price equal at least to fair market value at the date of grant and because the 2011 Plan limits the number of shares that may be the subject of awards granted to any participant during any calendar year, compensation from the exercise of stock options should be treated as “qualified performance-based compensation” for Code Section 162(m) purposes.

A new section, Section 409A, was added to the Code at the end of 2004 by the American Job Creation Act of 2004. Section 409A makes significant changes to the tax treatment of certain types of deferred compensation. Failure to comply with the requirements of Section 409A may result in inclusion in current income of amounts deferred, along with interest and significant tax penalties.  Certain types of equity-based compensation are exempt from Section 409A.  In particular, non-qualified stock options granted at an exercise price that is below the then fair market value of the common stock would not be exempt from Section 409A.  The Company intends to operate the 2011 Plan so that all option grants under the 2011 Plan are exempt from Section 409A.  The tax discussion above assumes that the 2011 Plan is in fact operating in this manner.

Specific Benefits Under the 2011 Plan

Because the Compensation and Human ResourcesCommittee has full discretion to determine who is to receive awards under the 2011 Plan, there is no way to predict how many persons may ultimately receive awards or options under the 2011 Plan or determine in advance the benefits or amounts that will be received in the future by or allocated to specific persons or groups thereof under the 2011 Plan.  No officers, other employees or directors of the Company have received awards or will receive awards under the 2011 Plan before the date of the annual meeting of shareholders and approval of the 2011 Plan by shareholders.

Recommendation of the Board of Directors

The Board of Directors intends to vote all proxies held by it in favor of approval of the 2011 Plan (unless shareholders direct otherwise).

THE BOARD RECOMMENDS UNANIMOUSLY A VOTE ‘‘FOR” APPROVAL OF THE SBT BANCORP, INC. 2011 STOCK AWARD AND OPTION PLAN.

ITEM 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

           The Audit and Compliance Committee has selected Shatswell, MacLeod & Co., P.C. as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2011.  Shatswell, MacLeod & Co., P.C. served as the Company’s independent auditors for the fiscal year ended December 31, 2010 and has reported on the Company’s financial statements for such year.  Prior to the reorganization that occurred on March 2, 2006, Shatswell, MacLeod & Co., P.C. served as the independent auditor of the Bank.

A representative of Shatswell, MacLeod & Co., P.C. is expected to be present at the 2011 Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

The Audit and Compliance Committee has not developed detailed pre-approval policies because all engagements of independent accountants for audit and non-audit services must be approved by the Audit and Compliance Committee.

Principal Accountant Fees and Services

           The following table reflects the aggregate fees billed for the last two fiscal years for professional services by the principal accountant of the Company and the Bank for the audit of their respective annual financial statements and the aggregate fees billed in each of the last two fiscal years for professional services rendered by such principal accountant for tax compliance, tax advice and tax planning.

	2010	2009
Audit Fees	$64,128	$63,105
Audit-Related Fees (1)	$0	$0
Tax Fees (2)	$6,695	$6,500
All Other Fees	$22,207	$38,544
Total	$93,030	$108,149

(1)	Non-financial statement audits.
(2)	Preparation of tax returns and estimates for each year.

All of the fees paid to Shatswell, MacLeod & Co., P.C. in 2010 were pre-approved by the Audit & Compliance Committee.  For 2010, the $22,207 under the category “All Other Fees” was for work performed by Shatswell, MacLeod & Co., P.C. for an information technology risk assessment and a non-public information database audit.  For 2009, the $38,544 under the category “All Other Fees” was for similar work performed by Shatswell, MacLeod & Co., P.C.

Recommendation of the Board of Directors

           The Board of Directors intends to vote all proxies held by it in favor of ratifying the selection of Shatswell, MacLeod & Co., P.C. as the Company’s independent auditors for the year ending December 31, 2011 (unless shareholders direct otherwise).

           THE BOARD RECOMMENDS UNANIMOUSLY A VOTE ‘‘FOR” RATIFICATION OF THE SELECTION OF THE FIRM OF SHATSWELL, MACLEOD & CO., P.C. AS INDEPENDENT AUDITORS FOR THE COMPANY FOR 2011.

AUDIT AND COMPLIANCE COMMITTEE REPORT

           The Audit and Compliance Committee of the Board is responsible for providing independent, objective oversight of the Company’s accounting functions, internal controls and financial reporting process.  The Audit and Compliance Committee is comprised of five directors, each of whom is independent as defined by the NASDAQ listing standards.  The members of the Audit and Compliance Committee are the same as the members of the Bank’s Audit and Compliance Committee.

           Management is responsible for the Company’s internal controls and financial reporting process.  The Company’s independent auditors, Shatswell, MacLeod & Co., P.C., are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon.  The Audit and Compliance Committee’s responsibility is to monitor and oversee the financial reporting and audit processes.

           In connection with these responsibilities, the Company’s Audit and Compliance Committee met with management and the independent auditors to review and discuss the Company’s December 31, 2010 consolidated financial statements.  The Audit and Compliance Committee also discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Audit and Compliance Committee also received written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit and Compliance Committee concerning independence, and discussed with the independent auditors that firm’s independence.

           Based upon the Audit and Compliance Committee’s discussions with management and the independent accountants, and its review of the information described in the preceding paragraph, the Audit and Compliance Committee recommended that the Board include the audited consolidated financial statements of the Company in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

Audit Committee
George B. Odlum, Jr., DMD (Chairman)
Robert J. Bogino
James T. Fleming
Edward J. Guarco
Nicholas B. Mason
Penny R. Woodford

Mr. Bogino served on the Audit and Compliance Committee for all of 2010 and through March 16, 2011, at which time Mr. Mason was elected to the Audit and Compliance Committee.

ITEM 4

NON-BINDING VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

We believe that our compensation policies and procedures are competitive, are focused on pay-for-performance principles and are strongly aligned with the long-term interests of our shareholders. We also believe that both we and our shareholders benefit from responsive corporate governance policies and constructive and consistent dialogue. The proposal described below, commonly known as a “Say on Pay” proposal, gives you as a shareholder the opportunity to endorse or not endorse the compensation for our named executive officers by voting to approve or not approve such compensation as described in this proxy statement.

Section 111 of the Emergency Economic Stabilization Act of 2008, as amended by the American Recovery and Reinvestment Act of 2009 (the “Stimulus Act”), requires, among other things, every participant in the Troubled Asset Relief Program to permit a non-binding shareholder vote to approve the compensation of the participant’s executives. Accordingly, we are asking you to approve the compensation of the Company’s named executive officers as described under “COMPENSATION AND OTHER MATTERS” in this proxy statement. Your vote is advisory and will not be binding upon the Board. However, the Compensation and Human Resources Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Recommendation of the Board of Directors

The Board of Directors intends to vote all proxies held by it in favor of approving the compensation of the named executive officers as determined by the Compensation and Human Resources Committee.

THE BOARD RECOMMENDS UNANIMOUSLY A VOTE “FOR” THE NON-BINDING APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DETERMINED BY THE COMPENSATION AND HUMAN RESOURCES COMMITTEE.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

           Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and persons who beneficially own more than 10% of the Company’s common stock (“Reporting Persons”) to file certain reports concerning their beneficial ownership of the Company’s common stock with the Securities and Exchange Commission (the “SEC”) and to furnish the company with copies of such reports.   Prior to the bank holding company reorganization on March 2, 2006, these reports were filed by Reporting Persons of the Bank with the Federal Deposit Insurance Corporation (the “FDIC”). Based solely upon the Company’s review of its Reporting Persons’ Forms 3, 4 and 5 filed with the SEC during and for the year ended December 31, 2010, and on written representations by certain officers and directors, to the best of the Company’s knowledge, all of the filings by the Company’s directors and executive officers were made on a timely basis during the 2010 fiscal year.

OTHER MATTERS

           The Board knows of no other business to be brought before the 2011 Annual Meeting.  If, however, any other business should properly come before the 2011 Annual Meeting, the persons named in the accompanying proxy will vote the proxy as in their discretion they may deem appropriate, unless they are directed by the proxy to do otherwise.

SHAREHOLDER PROPOSALS AND NOMINATIONS

           Shareholders entitled to vote for the election of directors at the 2012 Annual Meeting may make nominations of individuals for election to the Board.  Such nominations shall be made in writing, and shall be delivered or mailed and received by the Secretary of the Company not less than 90 nor more than 130 calendar days prior to such Annual Meeting, which is expected to be held on May 8, 2012.  The Board’s Corporate Governance Committee considers such nominations.

           Such written nominations shall contain the following information, to the extent known to the nominating shareholder: (1) the name, age, business and residence address of each proposed nominee; (2) the principal occupation or employment of each proposed nominee; (3) the total number of shares of common stock of the Company that are beneficially owned by each proposed nominee; (4) the name and address of the nominating shareholder; (5) the total number of shares of common stock of the Company owned by the nominating shareholder; (6) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and (7) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholders.  Nominations by beneficial owners of stock of the Company who are not record holders must be accompanied by evidence satisfactory to the Secretary of the Company showing that such nominating persons are entitled to act with respect to such shares.  Nominations that are not made in accordance with these procedures shall be deemed void.  The credentials and qualifications of all nominees also are subject to review by the Board.

           Any proposal intended to be presented by a shareholder at the Company’s 2012 Annual Meeting of Shareholders which is not a nomination to the Board must be presented to the Company in writing, and must be delivered or mailed and received by the Secretary of the Company not less than 90 nor more than 130 calendar days prior to the 2012 Annual Meeting, which is expected to be held on May 8, 2012.  Such notice shall include: (1) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the 2012 Annual Meeting; (2) the name and address, as they appear on the Company’s records, of the shareholder proposing such business; (3) the number of shares of the Company’s common stock which are beneficially owned by the shareholder; and (4) any material interest of the shareholder in such business.

           In order for a shareholder proposal to be included in the proxy statement and form of proxy for the Company’s 2012 Annual Meeting the proposal must be received by the Company not later than December 10, 2011 and comply with all the requirements of Rule 14a-8 of the Securities Exchange Act of 1934.  In addition, if the Company is not notified of a shareholder proposal by February 23, 2012 then the proxies held by management of the Company may provide the discretion to vote against such shareholder proposal, even though such proposal is not included in the proxy statement and form of proxy.  Shareholder nominations for director must comply with the notice and informational requirements described above for other shareholder proposals, as well as additional information that would be required under applicable SEC proxy rules.

           Nominations and proposals should be addressed to Gary R. Kevorkian, Secretary, SBT Bancorp, Inc., 760 Hopmeadow Street, P.O. Box 248, Simsbury, Connecticut 06070-0248.  It is suggested that such nominations and proposals be sent by Certified Mail-Return Receipt Requested.

ANNUAL REPORT ON FORM 10-K REPORT

           The financial statements of the Company as of and for the year ended December 31, 2010 are contained in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on or before March 31, 2011.  The Annual Report on Form 10-K is not to be considered as a part of this proxy soliciting material.  Copies of the Company’s Annual Report on Form 10-K will be forwarded without charge upon written request to Gary R. Kevorkian, Secretary, SBT Bancorp, Inc., 760 Hopmeadow Street, P.O. Box 248, Simsbury, Connecticut 06070-0248.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

           The Company intends to deliver one Proxy Statement to multiple shareholders of the Company sharing an address, unless we receive contrary instructions from one or more of such shareholders.  Upon written or oral request we will provide a separate copy of the Company’s Proxy Statement to a shareholder sharing an address with another shareholder to which a single copy of the Proxy Statement were sent.  To request an additional copy of the Proxy Statement, please call the Company at (860) 408-5493 or write to us at SBT Bancorp, 760 Hopmeadow Street, P.O. Box 248, Simsbury, Connecticut 06070-0248.  In the future, if you wish to receive a separate copy of the Company’s Proxy Statement, please call or write to us at the number and address listed above.  Similarly, shareholders sharing an address who are receiving multiple copies of the Company’s Proxy Statement and who wish to receive only one copy of these materials at their address can so request by contacting us at the same telephone number and address.

By order of the Board of Directors

/s/
Simsbury, Connecticut	Gary R. Kevorkian, Secretary
April 11, 2011

APPENDIX A

SBT BANCORP, INC.

2011 STOCK AWARD AND OPTION PLAN

SBT Bancorp, Inc., a Connecticut corporation (the “Company”), wishes to attract employees, officers and directors to the Company and its subsidiaries, induce employees, officers and directors to remain with the Company and its subsidiaries, and encourage such employees, officers and directors to increase their efforts to make the Company’s and the subsidiaries’ business more successful.  In furtherance thereof, the SBT Bancorp, Inc. 2011 Stock Award and Option Plan is designed to provide equity-based incentives to employees, officers and directors of the Company and its subsidiaries.

1.Definitions.

Whenever used herein, the following terms shall have the meanings set forth below:

“Award” means a grant of Shares under the Plan.

“Board” means the Board of Directors of the Company.

“Cause” means, unless otherwise provided in the Option Award Agreement, (i) engaging in (A) willful or gross misconduct or (B) willful or gross neglect, (ii) repeatedly failing to adhere to the directions of superiors or the Board or the written policies and practices of the Company, (iii) the commission of a felony or a crime of moral turpitude, or any crime involving the Company or involving fraud, misappropriation or embezzlement, (iv) a material breach of the Optionee’s employment agreement (if any) with the Company, (v) engagement in misconduct, neglect, fraud, misappropriation or embezzlement in the course of performance of the Optionee's duties, or any other act which is to the detriment of the Company, as determined in the discretion of the Committee, or (vi) any illegal act detrimental to the Company.

“Change in Control” shall be deemed to have occurred with respect to the Company if any “Person,” as hereinafter defined, has acquired control of the Company.  A Person has control if:

(i) any Person directly or indirectly or acting through one or more other Persons first acquires ownership, control, or power to vote twenty five percent (25%) or more of the voting common stock of Company;

(ii) any Person acquires or agrees to acquire all or substantially all of the assets and business of Company;

(iii) any Person (A) is a party to a merger, consolidation, or any other form of reorganization having substantially the same effect as a merger or consolidation, with the Company and (B) immediately prior to such transaction the Person had total assets as of the end of its most recent fiscal year equal to or greater than one hundred percent (100%) of the total assets of the Company, as applicable, as of the end of its most recent fiscal year;

(iv)  during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constitute the Board cease for any reason to constitute a majority of such Board, unless the election, or the nomination for election, of each new Director was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who were Directors at the beginning of such period; or

(v) the Board, by vote of a majority of all the Directors (excluding Executive Officers if any Executive Officer is a Director), adopts a resolution to the effect that a “Change in Control” has occurred for purposes of this Agreement.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the committee appointed by the Board under Section 3.

“Common Stock” means the Company’s Common Stock, either currently existing or authorized hereafter.

“Company” means SBT Bancorp, Inc., a Connecticut corporation.

“Company Group” means SBT Bancorp, Inc. and any subsidiary of SBT Bancorp, Inc. which is a “subsidiary corporation” within the meaning of Section 424(f) of the Internal Revenue Code.

“Disability,” unless otherwise provided by the Committee in the Optionee’s Award Agreement with respect to Non-Qualified Stock Options, shall have the meaning set forth in Section 22(e)(3) of the Code.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Executive Officer” means the chief executive officer, the president, any vice president of the Company in charge of a principal business unit, division or function, any other officer who performs a policy making function or any other person who performs similar policy making functions for the Company and who is deemed an executive officer for purposes of Section 16 under the Exchange Act.  Executive officers of subsidiaries of the Company may be deemed Executive Officers if they perform such policy making functions for the Company and are deemed executive officers for purposes of Section 16 of the Exchange Act.

“Fair Market Value” per Share as of a particular date means (i) if Shares are then listed on a national stock exchange, the closing sales price per Share on the exchange for the last preceding date on which there was a sale of Shares on such exchange, as determined by the Committee, (ii) if Shares are not then listed on a national stock exchange but are then actively traded (as determined by the Committee) on an over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market for the last preceding date on which there was a sale of such Shares in such market, as determined by the Committee, or (iii) if Shares are not then listed on a national stock exchange or actively traded on an over-the-counter market, such value as may be determined by the Committee in its discretion or as may be determined in accordance with such methodologies, procedures or other rules (which may provide, without limitation, that determinations of Fair Market Value shall be made by an independent third party) as may be established by the Committee in its discretion; provided that, where the Shares are so listed or actively traded, the Committee may make discretionary determinations, or implement such methodologies, procedures or other rules, where the Shares have not been traded for five (5) trading days.

“Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422(b) of the Code.

“Non-Qualified Stock Option” means an Option which is not an Incentive Stock Option.

“Option” means the right to purchase, at a price and for the term fixed by the Committee in accordance with the Plan, and subject to such other limitations and restrictions in the Plan and the applicable Option Award Agreement, a number of Shares determined by the Committee.

“Option Award Agreement” means a written agreement in a form approved by the Committee to be entered into by the Company and the Optionee of an Option, as provided in Section 4.

“Optionee” means an employee or director of the Company to whom an Option is granted, or the Successor of the Optionee, as the context so requires.

“Option Price” means the exercise price per Share.

“Person” means any individual, corporation, partnership, company or other entity, and shall include a “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934.

“Plan” means the SBT Bancorp, Inc. 2011 Stock Award and Option Plan, as set forth herein and as the same may from time to time be amended.

“Retirement” means, unless otherwise provided by the Committee in the Optionee’s Award Agreement, the termination (other than for Cause) of employment or service as a director of an Optionee on or after the Optionee’s attainment of age sixty-five (65) or on or after the Optionee’s attainment of age fifty-five (55) with five (5) consecutive years of service with the Company.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means shares of Common Stock of the Company.

“Successor of the Optionee” means the legal representative of the estate of a deceased Optionee or the person or persons who shall acquire the right to exercise an Option by bequest or inheritance or by reason of the death of the Optionee.

2.Effective Date and Termination of Plan.

The effective date of the Plan is June 1, 2011, subject to the approval by the shareholders of the Company.  The Plan shall terminate on, and no Award or Option shall be granted hereunder on or after, the ten (10) year anniversary of the earlier of the approval of the Plan by (i) the Board or (ii) the shareholders of the Company; provided, however, that the Board may at any time prior to that date terminate the Plan.

3.Administration of Plan.

The Plan shall be administered by the Compensation and Human Resources Committee.  During any time that Shares are registered under the Securities Act, the Committee shall consist of three or more individuals each of whom shall be a “nonemployee director” as defined in Rule 16b-3 as promulgated by the Securities and Exchange Commission (“Rule 16b-3”) under the Exchange Act, shall be “independent” in accordance with Rule 5605 of the NASDAQ listing standards, and shall, at such times as the Company is subject to Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Options), qualify as “outside directors” for purposes of Section 162(m) of the Code.  The acts of a majority of the members present at any meeting of the Committee at which a quorum is present, or acts approved in writing by a majority of the entire Committee, shall be the acts of the Committee for purposes of the Plan.  If and to the extent applicable, no member of the Committee may act as to matters under the Plan specifically relating to such member.  If no Committee is designated by the Board to act for these purposes, the Board shall have the rights and responsibilities of the Committee hereunder.

4.Eligibility and Grant of Awards and Options; Committee Authority.

Subject to the provisions of the Plan, the Committee shall, in its discretion as reflected by the terms of the Awards or the Option Award Agreements: (i) authorize the granting of Shares or Options to employees and directors of the Company Group; (ii) determine and designate from time to time those employees and directors of the Company Group to whom Shares or Options are to be granted and the number of Shares to be awarded or optioned to each employee or director; (iii) determine whether to grant Incentive Stock Options, or Non-Qualified Stock Options, or both (to the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option); provided that Incentive Stock Options may only be granted to employees; (iv) determine the time or times when and the manner and condition in which each Option shall be exercisable and the duration of the exercise period; (v) determine or impose other conditions to the grant or exercise of Options under the Plan as it may deem appropriate; and (vi) determine the terms and conditions, including the conditions for repurchase or forfeiture and the issue price, if any, of any Award of Common Stock.  In determining the eligibility of an employee or director to receive an Award or Option, as well as in determining the number of Shares to be awarded or optioned to any employee or director, the Committee may consider the position and responsibilities of the employee or director, the nature and value to the Company Group of the employee’s or director’s services and accomplishments, the employee’s or director’s present and potential contribution to the success of the Company Group and such other factors as the Committee may deem relevant.  Each Option Award Agreement and each Common Stock Award shall contain such other terms, provisions and conditions not inconsistent herewith as shall be determined by the Committee.  An Award recipient or Optionee shall take whatever additional actions and execute whatever additional documents the Committee may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Award recipient or Optionee pursuant to the express provisions of the Plan and the Award Agreement.  The Committee shall cause each Option to be designated as an Incentive Stock Option or a Non-Qualified Stock Option.

5.Number of Shares Subject to Awards and Options.

Subject to adjustment under Section 18, Awards and Options with respect to an aggregate of no more than 100,000 Shares may be granted under the Plan. Notwithstanding the foregoing provision of this Section 5, Shares as to which an Option is granted under the Plan that remains unexercised at the expiration, forfeiture or other termination of such Option may be the subject of the grant of further Options.  Shares of Common Stock issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares.  The certificates for Shares issued hereunder may include any legend which the Committee deems appropriate to reflect any rights of first refusal or other restrictions on transfer hereunder or under the Award Agreement, or as the Committee may otherwise deem appropriate.

Subject to adjustment under Section 18, the maximum number of Shares to which Awards may be granted to any participant under the Plan shall be five thousand (5,000) Shares per calendar year.  Subject to adjustment under Section 18, the maximum number of Shares to which Options may be granted to any participant under the Plan shall be twenty thousand (20,000) Shares per calendar year.  The per participant limit described in this Section 5 shall be construed and applied consistently with Section 162(m) of the Code.

The aggregate Fair Market Value, determined as of the date an Option is granted, of the Common Stock for which any Optionee may be awarded Incentive Stock Options which are first exercisable by the Optionee during any calendar year under the Plan (or any other stock option plan required to be taken into account under Section 422(d) of the Code) shall not exceed $100,000.

6.Option Price.

The Option Price shall be determined by the Committee on the date the Option is granted and reflected in the Option Award Agreement, as the same may be amended from time to time.  Any particular Option Award Agreement may provide for different exercise prices for specified amounts of Shares subject to the Option.  The Option Price with respect to each Incentive Stock Option shall not be less than one hundred percent (100%) (or one hundred and ten percent (110%), in the case of an individual described in Section 422(b)(6) of the Code relating to certain 10% owners) of the Fair Market Value of a Share on the day the Incentive Stock Option is granted.

7.Period of Option and Vesting.

(a)Unless earlier expired, forfeited or otherwise terminated, each Option shall expire in its entirety upon the tenth (10th) anniversary of the date of grant or shall have such other term as is set forth in the applicable Option Award Agreement (except that, in the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners) who is granted an Incentive Stock Option, the term of such Option shall be no more than five (5) years from the date of grant).  The Option shall also expire, be forfeited and terminate at such times and in such circumstances as otherwise provided hereunder (including the forfeiture provisions of Section 9(b)) or under the Option Award Agreement.

(b)Options shall vest according to the vesting schedule determined by the Committee and as provided in the Option Award Agreement. Unless otherwise provided in the Option Award Agreement or herein, no Option (or portion thereof) shall ever be exercisable if the Optionee’s employment or service as a director with the Company Group has terminated before the time at which such Option would otherwise have become exercisable, and any Option that would otherwise become exercisable after such termination shall not become exercisable and shall be forfeited upon such termination.  Upon and after the death of an Optionee, such Optionee’s Options, if and to the extent otherwise exercisable hereunder or under the applicable Option Award Agreement after the Optionee’s death, may be exercised by the Successor of the Optionee.

8.Exercisability Upon and After Termination of Optionee.

(a)Unless otherwise provided in the Option Award Agreement, where an Optionee’s employment or service as a director with the Company Group is terminated:

(i)
Other than by voluntary termination of service by the Optionee or termination by the Company Group for Cause and other than by reason of death, Disability, or Retirement, no exercise of an Option may occur after the expiration of the three (3) month period following termination, or if earlier, the expiration of the term of the Option as provided under Section 7;

(ii)
By reason of death or Disability, no exercise of an Option may occur after the expiration of the one (1) year period  following termination, or if earlier, the expiration of the term of the Option as provided under Section 7; or

(iii)
By reason of Retirement, no exercise of an Option may occur after the expiration of the two (2) year period  following termination, or if earlier, the expiration of the term of the Option as provided under Section 7.

(b)Notwithstanding any other provision hereof, unless otherwise provided in the Option Award Agreement, if the Optionee’s employment or service as a director is terminated by the Company Group for Cause, the Optionee’s Options, to the extent then unexercised, shall thereupon cease to be exercisable and shall be forfeited forthwith.

(c)Except as may otherwise be expressly set forth in this Section 8, and except as may otherwise be expressly provided under the Option Award Agreement, no provision of this Section 8 is intended to or shall permit the exercise of the Option to the extent the Option was not exercisable upon cessation of employment or service as a director.

9.Exercise of Options.

(a)Subject to vesting and other restrictions provided for hereunder or otherwise imposed in accordance herewith, an Option may be exercised, and payment in full of the aggregate Option Price made, by an Optionee only by written notice (in the form prescribed by the Committee) to the Company specifying the number of Shares to be purchased.

(b)In the event that the state or federal bank regulatory agency that has primary authority over the Company or any bank subsidiary determines that the regulated entity’s capital has fallen below its minimum requirements, such agency may direct the Company to notify Optionees that any Options that are not exercised by the date specified in any such notice will expire on such date.  If any such notice is given, any Option not exercised by such date shall terminate on such date.

(c)Without limiting the scope of the Committee’s discretion hereunder, the Committee may impose such other restrictions on the exercise of Options (whether or not in the nature of the foregoing restrictions) as it may deem necessary or appropriate.

(d)If Shares acquired upon exercise of an Incentive Stock Option are disposed of in a disqualifying disposition within the meaning of Section 422 of the Code by an Optionee prior to the expiration of either two (2) years from the date of grant of such Option or one (1) year from the transfer of Shares to the Optionee pursuant to the exercise of such Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Optionee shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company thereupon has a tax-withholding obligation, shall pay to the Company an amount equal to any withholding tax the Company is required to pay as a result of the disqualifying disposition.

10.Payment.

(a)The aggregate Option Price shall be paid in full upon the exercise of the Option.  Payment must be made by one of the following methods:

(i)a certified or bank cashier’s check;

(ii)the proceeds of a Company loan program or third-party sale program or a notice acceptable to the Committee given as consideration under such a program, in each case if permitted by the Committee in its discretion, if such a program has been established and the Optionee is eligible to participate therein;

(iii)if approved by the Committee in its discretion, Shares of previously owned Common Stock having an aggregate Fair Market Value on the date of exercise equal to the aggregate Option Price;

(iv)if approved by the Committee in its discretion, through the written election of the Optionee to have Shares withheld by the Company from the Shares otherwise to be received, with such withheld Shares having an aggregate Fair Market Value on the date of exercise equal to the aggregate Option Price; or

(v)by any combination of such methods of payment or any other method acceptable to the Committee in its discretion.

(b)The Committee, in its discretion, may also permit the Optionee to elect to exercise an Option by receiving a combination of Shares and cash, or, in the discretion of the Committee, either Shares or solely in cash, with an aggregate Fair Market Value (or, to the extent of payment in cash, in an amount) equal to the excess of the Fair Market Value of the Shares with respect to which the Option is being exercised over the aggregate Option Price, as determined as of the day the Option is exercised.

(c)Except in the case of Options exercised by certified or bank cashier’s check, the Committee may impose limitations and prohibitions on the exercise of Options as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid accounting consequences which may result from the use of Common Stock as payment upon exercise of an Option.  Any fractional Shares resulting from an Optionee’s election that is accepted by the Company shall in the discretion of the Committee be paid in cash.

11.Tax Withholding.

The Committee may, in its discretion, require the recipient of an Award or the Optionee to pay to the applicable member of the Company Group at the time of exercise of any Option or receipt of any Award the amount that the Committee deems necessary to satisfy the Company’s obligation to withhold federal, state or local income or other taxes incurred by reason of the exercise.  Upon exercise of an Option, the Optionee may, if approved by the Committee in its discretion, make a written election to have Shares then issued withheld by the Company from the Shares otherwise to be received, or to deliver previously owned Shares, in order to satisfy the liability for such withholding taxes.  In the event that the Optionee makes, and the Committee permits, such an election, the number of Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes.  Where the exercise of an Option does not give rise to an obligation by any member of the Company Group to withhold federal, state or local income or other taxes on the date of exercise, but may give rise to such an obligation in the future, the Committee may, in its discretion, make such arrangements and impose such requirements as it deems necessary or appropriate to fulfill such obligations.  Notwithstanding anything contained in the Plan to the contrary, the Optionee’s satisfaction of any tax withholding requirements imposed by the Committee shall be a condition precedent to the Company’s obligation as may otherwise be provided hereunder to provide Shares to the Optionee, and the failure of the Optionee to satisfy such requirements with respect to the exercise of an Option shall cause such Option to be forfeited.

12.Exercise by Successors.

An Option may be exercised, and payment in full of the aggregate Option Price made, by the Successor of the Optionee only by written notice (in the form prescribed by the Committee) to the Company specifying the number of Shares to be purchased.  Such notice shall state that the aggregate Option Price will be paid in full, or that the Option will be exercised as otherwise provided hereunder, in the discretion of the Company or the Committee, if and as applicable.

13.Nontransferability of Option.

Each Option granted under the Plan shall by its terms be nontransferable by the Optionee except by will or the laws of descent and distribution of the state wherein the Optionee is domiciled at the time of his or her death.

14.Right of First Refusal; Right of Repurchase; Transfer Restrictions.

(a)At the time of grant, the Committee may provide in connection with any grant made under the Plan that Shares received in connection with Options shall be subject to a right of first refusal pursuant to which the Company shall be entitled to purchase such Shares in the event of a prospective sale of the Shares, subject to such terms and conditions as the Committee may specify at the time of grant or (if permitted by the Award Agreement) thereafter, and to a right of repurchase, pursuant to which the Company shall be entitled to purchase such Shares at the Fair Market Value of the Shares (unless otherwise provided in the Award Agreement), or, otherwise at a price determined by, or under a formula set by, the Committee at the time of grant or (if permitted by the Option Award Agreement) thereafter, subject to such other terms and conditions as the Committee may specify at the time of grant.

(b)Any Shares issued pursuant to an Option shall be subject to such transfer restrictions as may be set forth in the Option’s Award Agreement (including, without limitation, the requirement that any Shares acquired prior to the time such Shares are registered under the Securities Act or an exemption therefrom is available, be assigned and subject to a voting trust with terms determined by the Committee).

15.Regulations and Approvals.

(a)The obligation of the Company to sell Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(b)The Committee may make such changes to the Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain tax benefits applicable to stock options.

(c)Each Option is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions in a manner acceptable to the Committee.

(d)In the event that the disposition of stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required under the Securities Act, and the Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that the Shares acquired by such individual are acquired for investment only and not with a view to distribution and that such Shares will be disposed of only if registered for sale under the Securities Act or if there is an available exemption for such disposition.

16.Administrative Rules; Interpretation.

The Committee may make such rules and regulations and establish such procedures for the administration of the Plan as it deems appropriate.  Without limiting the generality of the foregoing, the Committee may (i) determine (A) the conditions under which an Optionee will be considered to have Retired or become Disabled and (B) whether any Optionee has done so; (ii) establish or assist in the establishment of a program (which need not be administered in a nondiscriminatory or uniform manner) under which the Company or a third party may make bona-fide loans on arm’s-length terms to any or all Optionees to assist such Optionees with the satisfaction of any or all of the obligations that such Optionees may have hereunder or under which third-party sales may be made for such purpose (including, without limitation, a loan program under which the Company or a third party would advance the aggregate Option Price to the Optionee and be repaid with Option stock or the proceeds thereof and a sale program under which funds to pay for Option stock are delivered by a third party upon the third party’s receipt from the Company of stock certificates); (iii) determine the extent, if any, to which Options or Shares shall be forfeited (whether or not such forfeiture is expressly contemplated hereunder); (iv) interpret the Plan, the Option Award Agreements hereunder and the Awards of Common Stock hereunder, with such interpretations to be conclusive and binding on all persons and otherwise accorded the maximum deference permitted by law; and (v) take any other actions and make any other determinations or decisions that it deems necessary or appropriate in connection with the Plan or the administration or interpretation thereof.  The Committee may in the Option Award Agreement provide that the Optionee shall notify the Company of the failure to meet any holding period requirement under the Code applicable to Shares received upon the exercise of an Incentive Stock Option.  Unless otherwise expressly provided hereunder, the Committee, with respect to any Option, may exercise its discretion hereunder at the time of the grant or thereafter.  In the event of any dispute or disagreement as to the interpretation of the Plan or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to the Plan, the decision of the Committee shall be final and binding upon all persons.

17.Amendments.

The Board may amend the Plan as it shall deem advisable, except that no amendment may adversely affect an Optionee with respect to Options previously granted or the recipient of an Award with respect to Awards previously granted unless such amendments are in connection with compliance with applicable laws; provided that the Board may not make any amendment in the Plan that would, if such amendment were not approved by the holders of the Common Stock, cause the Plan to fail to comply with any requirement of applicable law or regulation, unless and until the approval of the holders of such Common Stock is obtained.  Without limiting the generality of the foregoing, the Committee may (subject to such considerations as may arise under Section 16 of the Exchange Act, or under other corporate, securities or tax laws) take any steps it deems appropriate that are not inconsistent with the purposes and intent of the Plan, or take into account the provisions of Section 162(m) of the Code.

18.Changes in Capital Structure.

In case the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or, in case the property or stock of the Company is acquired by any other corporation, or in case of a reorganization or liquidation of the Company, the Committee shall, as to outstanding Options, either (i) make appropriate provision for the protection of any such outstanding Options by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect of the shares of Common Stock, provided only that the excess of the aggregate fair market value of the shares subject to any Options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such Options immediately before such substitution over the purchase price thereof, (ii) upon written notice to the Optionees, provide that all unexercised Options must be exercised within a specified number of days of the date of such notice or such Options will be terminated, or (iii) upon written notice to the Optionees, provide that the Company or the merged, consolidated or otherwise reorganized corporation shall have the right, upon the effective date of any such merger, consolidation, sale of assets or reorganization, to purchase all Options held by each Optionee and unexercised as of that date at an amount equal to the aggregate fair market value on such date of the shares subject to the Options held by such Optionee over the aggregate purchase price therefor, such amount to be paid in cash or, if stock of the merged, consolidated or otherwise reorganized corporation is issuable in respect of the shares of the Common Stock, then, in the discretion of the Committee, in stock of such merged, consolidated or otherwise reorganized corporation equal in fair market value to the aforesaid amount.  In any such case the Committee shall, in good faith, determine fair market value and may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.  In the event of any such transaction noted above, the Committee shall have discretion to take any action with respect to Awards of Common Stock, including but not limited to acceleration of any vesting provisions, termination of repurchase rights, substitution on an equitable basis of appropriate stock of the successor in the transaction or notification of such Award holders that such Awards will terminate as to unvested shares as of the date specified in such notice.

Notwithstanding any other provision hereof, unless otherwise provided in the Option Award Agreement, if a Change in Control shall occur, any Award or Option previously granted to a director or Executive Officer of the Company shall automatically vest in full and become immediately exercisable in full.

If a Change in Control shall occur, but subject to the immediately preceding paragraph, then the Committee as constituted immediately before the Change in Control may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the Change in Control (including, without limitation, the substitution of stock other than stock of the Company as the stock optioned hereunder, and the acceleration of the exercisability of the Awards and Options).

The judgment of the Committee with respect to any matter referred to in this Section 18 shall be conclusive and binding upon each Optionee without the need for any amendment to the Plan.

In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares or other similar change in capitalization, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan, (ii) the per-participant limit set forth in Section 5, (iii) the number of shares covered by and the terms of each outstanding Award, and (iv) the number and class of securities and exercise price per share subject to each outstanding Option shall be appropriately adjusted by the Committee (or substitute Awards may be made, if applicable) to the extent the Committee shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate.  If this paragraph applies and the first paragraph of this Section 18 also applies to such event, the first paragraph of this Section 18 shall govern.

19.Notices.

All notices under the Plan shall be in writing, and if to the Company, shall be delivered to the Board or mailed to its principal office, addressed to the attention of the Board; and if to the Optionee, shall be delivered personally, sent by facsimile transmission or mailed to the Optionee at the address appearing in the records of the Company.  Such addresses may be changed at any time by written notice to the other party given in accordance with this Section 19.

20.Rights as Shareholder.

Neither the Optionee nor any person entitled to exercise the Optionee’s rights in the event of death shall have any rights of a shareholder with respect to the Shares subject to an Option, except to the extent that a certificate for such Shares shall have been issued upon the exercise of the Option as provided for herein.

21.Rights to Employment.

Nothing in the Plan or in any Award or Option granted pursuant to the Plan shall confer on any individual any right to continue in the employ of the Company or to continue as a director of the Company or interfere in any way with the right of the Company and its shareholders to terminate the individual’s employment or service as a director at any time.

22.Exculpation and Indemnification.

The Company shall indemnify and hold harmless the members of the Board and the members of the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person’s duties, responsibilities and obligations under the Plan, to the maximum extent permitted by law, other than such liabilities, costs and expenses as may result from the negligence, bad faith, willful misconduct or criminal acts of such persons.

23.Captions.

The use of captions in this Plan is for convenience.  The captions are not intended to and do not provide substantive rights.

24.Severability.

The invalidity or unenforceability of any provision of the Plan shall not affect the validity or enforceability of any other provision of the Plan, which shall remain in full force and effect.

25. Governing Law.

The Plan shall be governed by the laws of Connecticut, without reference to principles of conflict of laws.

SBT BANCORP, INC.

Proxy for the Annual Meeting of Shareholders
to be held on May 10, 2011

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Gary R. Kevorkian and George B. Odlum, Jr. DMD and each of them acting alone, with full power of substitution, as Proxies to represent all shares of stock of SBT Bancorp, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held at The Simsbury Bank & Trust Company’s main office, 981 Hopmeadow Street, Simsbury, Connecticut on Tuesday, May 10, 2011 at 5:00 p.m., local time, and at any adjournment thereof.

You are encouraged to specify your choice by marking the appropriate box, SEE REVERSE SIDE.  The Proxies cannot vote your shares unless you sign, date and return this card.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

☒  PLEASE MARK VOTES AS IN THIS EXAMPLE

1.	The Board of Directors unanimously recommends a “For” vote.	2.	The Board of Directors unanimously recommends a “For” vote.
	To elect the four Class III directors each to serve a three year term:		To approve the SBT Bancorp, Inc. 2011 Stock Award and Option Plan.

	Nominees: Robert J. Bogino, Nicholas B. Mason, Rodney R. Reynolds and David W. Sessions		FORAGAINSTABSTAIN
☐ ☐ ☐

	FOR WITHHELD	3.	The Board of Directors unanimously recommends a “For” vote. To ratify the appointment of Shatswell,
	☐ ☐		MacLeod & Co., P.C. as the Company’s independent auditors for the fiscal year ending
	For: except vote withheld from the following nominee(s)		December 31, 2011.

FORAGAINSTABSTAIN
☐ ☐ ☐

		4.	The Board of Directors unanimously recommends a “For” vote. To approve, on a non-binding basis, the compensation of the Company’s named executive officers as determined by the Compensation and Human
Resources Committee.

FORAGAINSTABSTAIN
☐ ☐ ☐

		5.	In their discretion, the Proxies, or either of them, are authorized to vote upon such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

This Proxy, when properly executed, will be voted on behalf of the undersigned as directed herein by the undersigned shareholder.  If no direction is made, this proxy will be voted “FOR” Proposals 1, 2, 3 and 4.

Please sign exactly as your name appears hereon.  Joint owners must both sign.  Attorney, executor, administrator, trustee, or guardian must give full title as such.  A corporation or partnership must sign in its name by authorized person.

	☐ MARK HERE FOR ADDRESS CHANGE AND MARK LABEL ACCORDINGLY	☐	MARK HERE IF YOU PLAN TO ATTEND THE MEETING

	Signature:_________________________________________ Date:____________	Signature:_________________________________________ Date:__________